                                                                 Exhibit 10.5(a)








                                 TRUST AGREEMENT

                                     Between

     _______________________________________________________________________

                                 FMC CORPORATION

                                       And

                        FIDELITY MANAGEMENT TRUST COMPANY

     _______________________________________________________________________

                FMC CORPORATION SAVINGS AND INVESTMENT PLAN TRUST















                As Amended and Restated as of September 28, 2001

                                TABLE OF CONTENTS
                                -----------------

Section                                                                   Page
-------                                                                   ----
1  Definitions.                                                             1
       (a)  Administrator
       (b)  Agreement
       (c)  Available Liquidity
       (d)  Business Day
       (e)  Code
       (f)  Closing Price
       (g)  Confidential Information
       (h)  ERISA
       (i)  Existing Investment Contracts
       (j)  Fidelity
       (k)  Fidelity Mutual Fund
       (l)  FIFO
       (m)  FIIOC
       (n)  FMC Stock
       (o)  FMC Stock Fund
       (p)  FMC Technologies Stock
       (q)  FMC Technologies Stock Fund
       (r)  FPRS
       (s)  Fund Vendor
       (t)  Mil Rate
       (u)  Mutual Fund
       (v)  Named Fiduciary
       (w)  NFSLLC
       (x)  NAV
       (y)  Non-Fidelity Mutual Fund
       (z)  NYSE
       (aa) Participant
       (bb) Participant Recordkeeping Reconciliation Period
       (cc) PIN
       (dd) Plan
       (ee) PAM
       (ff) Reporting Date
       (gg) Specified Hierarchy
       (hh) Spin-Off Date
       (ii) Sponsor
       (jj) Trust
       (kk) Trustee
       (ll) VRS
2  Trust.                                                                   4
3  Exclusive Benefit and Reversion of Sponsor Contributions.                5

Section                                                                   Page
-------                                                                   ----
4  Disbursements.                                                           5
      (a)  Administrator-Directed Disbursements
      (b)  Participant Withdrawal Requests
      (c)  Limitations
5  Investment of Trust.                                                     6
      (a)  Selection of Investment Options
      (b)  Available Investment Options
      (c)  Participant Direction
      (d)  Mutual Funds
      (e)  Stock
      (f)  Participant Loans
      (g)  Stable Value Investments
      (h)  Participation in U.S. Equity Index Commingled Pool
      (i)  Trustee Powers
6  Recordkeeping and Administrative Services to Be Performed.              23
      (a)  General
      (b)  Accounts
      (c)  Inspection and Audit
      (d)  Notice of Plan Amendment
      (e)  Returns, Reports and Information
7  Compensation and Expenses.                                              24
8  Directions and Indemnification.                                         24
      (a)  Identity of Administrator and Named Fiduciary
      (b)  Directions from Administrator
      (c)  Directions from Named Fiduciary
      (d)  Co-Fiduciary Liability
      (e)  Indemnification
      (f)  Survival
9  Resignation or Removal of Trustee.                                      26
      (a)  Resignation
      (b)  Removal
10 Successor Trustee.                                                      26
      (a)  Appointment
      (b)  Acceptance
      (c)  Corporate Action
11 Termination.                                                            27
12 Resignation, Removal, and Termination Notices.                          27
13 Duration.                                                               27
14 Amendment or Modification.                                              27
15 Electronic Services.                                                    27
16 Assignment.                                                             29

Section                                                                                              Page
-------                                                                                              ----
17  Force Majeure.                                                                                    29
18  Confidentiality.                                                                                  29
19  General.                                                                                          29
      (a)   Performance by Trustee, its Agents or Affiliates
      (b)   Entire Agreement
      (c)   Waiver
      (d)   Successors and Assigns
      (e)   Partial Invalidity
      (f)   Insurance
      (g)   Section Headings
20  Governing Law.                                                                                    30
      (a)   ERISA Controls
      (b)   Trust Agreement Controls
21  Plan Qualification.                                                                               31

Schedules
---------
      A.    Recordkeeping and Administrative Services                                                 32
      B.    Fees                                                                                      36
      C.    Investment Options                                                                        38
      D.    Authorized Signers (Administrator)                                                        39
      E.    Authorized Signers (Named Fiduciary)                                                      40
      F.    Statement of Qualified Status                                                             41
      G.    Existing Investment Contracts                                                             42
      H.    Exchange Guidelines                                                                       43
      I.    Operational Guidelines for Non-Fidelity Mutual Funds                                      46
      J.    Specified Hierarchy - Available Liquidity Procedures for FMC Technologies Stock Fund      48
      K.    Specified Hierarchy - Available Liquidity Procedures for FMC Stock Fund                   49
      L.    Investment Guidelines for the MIP II Blend Fund                                           50

Appendix
--------

      A.    Investment Contract Discloures                                                            54

         TRUST AGREEMENT, amended and restated as of the twenty-eighth day of September, 2001, between FMC CORPORATION, a Delaware corporation, having an office at 200 East Randolph Drive, Chicago, Illinois 60601 (the "Sponsor"), and FIDELITY MANAGEMENT TRUST COMPANY, a Massachusetts trust company, having an office at 82 Devonshire Street, Boston, Massachusetts 02109 (the "Trustee").

                                   WITNESSETH:

         WHEREAS, the Sponsor is the sponsor of the FMC Corporation Savings and Investment Plan (the "Plan") and the FMC Corporation Savings and Investment Plan for Bargaining Unit Employees ("Bargaining Unit Plan"); and

         WHEREAS, the Sponsor has merged the Bargaining Unit Plan with and into the Plan effective as of September 28, 2001; and

         WHEREAS, the Sponsor wishes to restate the master trust agreement originally entered into by the parties dated June 1, 1997, as a single trust to hold and invest assets of the Plan for the exclusive benefit of Participants in the Plan and their beneficiaries; and

         WHEREAS, the Trustee is willing to hold and invest the aforesaid Plan assets in trust among several investment options selected by the Named Fiduciary; and

         WHEREAS, the Sponsor also wishes to have the Trustee perform certain ministerial recordkeeping and administrative functions under the Plan; and

         WHEREAS, the Trustee is willing to perform recordkeeping and administrative services for the Plan if the services are ministerial in nature and are provided within a framework of plan provisions, guidelines and interpretations conveyed in writing to the Trustee by the Administrator.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements set forth below, the Sponsor and the Trustee agree as follows:

Section 1. Definitions. The following terms as used in this Trust Agreement have
           -----------
the meaning indicated unless the context clearly requires otherwise:

(a)      "Administrator" shall mean FMC Corporation, identified in the Plan
          -------------
         document as the administrator of the Plan (within the meaning of section 3(16)(A) of ERISA).

(b)    "Agreement" shall mean this Trust Agreement, and the Schedules and
        ---------
       Exhibits attached hereto, as the same may be amended and in effect from time to time.

(c)    "Available Liquidity" shall mean the amount of short-term investments
        -------------------
       held in the FMC Stock Fund or the FMC Technologies Stock Fund decreased by any outgoing cash for expenses then due, payables for loan principal, and obligations for pending stock purchases, and increased by incoming cash (such as contributions, exchanges in, loan repayments) and to the extent credit is available and allocable to the FMC Stock Fund or the FMC Technologies Stock Fund, receivables for pending stock sales.

(d)    "Business Day" shall mean each day the New York Stock Exchange is open
        ------------
       for business.

(e)    "Code" shall mean the Internal Revenue Code of 1986, as it has been or
        ----
       may be amended from time to time.

(f)    "Closing Price" shall mean either (1) the closing price of the stock on
        -------------
       the principal national securities exchange on which the FMC Stock or the FMC Technologies Stock Fund are traded or, in the case of stocks traded over the counter, the last sale price of the day; or, if (1) is unavailable, (2) the latest available price as reported by the principal national securities exchange on which the Sponsor Stock is traded or, for an over the counter stock, the last bid price prior to the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time).

(g)    "Confidential Information" shall mean (individually and collectively)
        ------------------------
       proprietary information of the parties to this Trust Agreement, including but not limited to, their inventions, confidential information, know how, trade secrets, business affairs, prospect lists, product designs, product plans, business strategies, finances, fee structures, etc.

(h)    "ERISA" shall mean the Employee Retirement Income Security Act of 1974,
        -----
       as it has been or may be amended from time to time.

(i)    "Existing Investment Contracts" shall mean each investment contract
        -----------------------------
       heretofore entered into by the Sponsor (or any of its subsidiaries or affiliates) or any predecessor trustee, and specifically identified on Schedule "G" attached hereto.

(j)    "Fidelity" shall mean the Trustee and/or its affiliates.
        --------

(k)    "Fidelity Mutual Fund" shall mean any investment company advised by
        --------------------
       Fidelity Management & Research Company or any of its affiliates.

(l)    "FIFO" shall mean first in first out.
        ----

(m)    "FIIOC" shall mean Fidelity Investments Institutional Operations Company,
        -----
       Inc.

(n)    "FMC Stock" shall mean the common stock of FMC Corporation, a publicly
        ---------
       traded equity security.

(o)    "FMC Stock Fund" shall mean the investment option consisting primarily of
        --------------
       shares of FMC Corporation Stock (defined herein as "FMC Stock") and cash or short-term liquid investments.

(p)    "FMC Technologies Stock" shall mean the common stock of FMC Technologies,
        ----------------------
       Inc., a publicly traded equity security.

(q)    "FMC Technologies Stock Fund" shall mean the investment option consisting
        ---------------------------
       primarily of shares of FMC Technologies, Inc. Stock (defined herein as "FMC Technologies Stock") and cash or short-term liquid investments.

(r)    "FPRS" shall mean the Fidelity Participant Recordkeeping Systems.
        ----

(s)    "Fund Vendor" shall mean the vendor for each Non-Fidelity Mutual Fund.
        -----------

(t)    "Mil Rate" shall mean the daily accrual for interest rate factor.
        --------

(u)    "Mutual Fund" shall refer both to Fidelity Mutual Funds and Non-Fidelity
        -----------
       Mutual Funds.

(v)    "Named Fiduciary" shall mean FMC Corporation, a named fiduciary of the
        ---------------
       Plan (within the meaning of section 402(a) of the ERISA).

(w)    "NFSLLC" shall mean National Financial Services LLC., an affiliate of the
        ------
       Trustee.

(x)    "NAV" shall mean net asset value.
        ---

(y)    "Non-Fidelity Mutual Fund" shall mean certain investment companies not
        ------------------------
       advised by Fidelity Management & Research Company or any of its affiliates.

(z)    "NYSE" shall mean the New York Stock Exchange.
        ----

(aa)   "Participant" shall mean, with respect to the Plan, any employee, former
        -----------
       employee, or alternate payee with an account under the Plan, which has not yet been fully distributed and/or forfeited, and shall include the designated beneficiary(ies) with respect to the account of any deceased employee, former employee, or alternate payee until such account has been fully distributed and/or forfeited.

(bb)   "Participant Recordkeeping Reconciliation Period" shall mean the period
        -----------------------------------------------
       beginning on the date of the transfer of assets, due to the acquisition of a plan or part of a plan, to the Trust and ending on the date of the completion of the reconciliation of Participant records.

(cc)   "PIN" shall mean personal identification number.
        ---

(dd)   "Plan" shall mean the FMC Corporation Savings and Investment Plan.
        ----

(ee)   "PAM" shall mean the plan administrative manual, which is the set of
        ---
       written guidelines developed by the Trustee and the Sponsor with respect to the details of the Plan's administration, which shall be deemed to be a direction to and an obligation of the Trustee under this Agreement.

(ff)   "Reporting Date" shall mean the last day of each fiscal quarter of the
        --------------
       Plan and, if not on the last day of a fiscal quarter, the date as of which the Trustee resigns or is removed pursuant to Section 9 hereof or the date as of which this Agreement terminates pursuant to Section 11 hereof.

(gg)   "Specified Hierarchy" shall mean the processing order set forth in
        -------------------
       Schedules "J" and "K" that gives precedence to distributions, loans and withdrawals, and otherwise on a FIFO basis.

(hh)   "Spin-Off Date" shall mean the date upon which the Sponsor distributes
        -------------
       its interest in FMC Technologies, Inc.

(ii)   "Sponsor" shall mean FMC Corporation, a Delaware corporation, or any
        -------
       successor to all or substantially all of its businesses which, by agreement, operation of law or otherwise, assumes the responsibility of the Sponsor under this Agreement.

(jj)   "Trust" shall mean the FMC Corporation Savings and Investment Plan Trust,
        -----
       being the trust amended and restated by the Sponsor and the Trustee pursuant to the provisions of this Agreement.

(kk)   "Trustee" shall mean Fidelity Management Trust Company, a Massachusetts
        -------
       trust company and any successor to all or substantially all of its trust business as described in Section 10(c). The term Trustee shall also include any successor trustee appointed pursuant to Section 10 to the extent such successor agrees to serve as Trustee under this Agreement.

(ll)   "VRS" shall mean voice response system.
        ---

Section 2. Trust. The Sponsor hereby amends and restates the Trust with the
           -----
Trustee. The Trust shall consist of the existing Trust assets, any contributions of money or other property acceptable to the Trustee in its sole discretion, made by the Sponsor, such additional sums of money, FMC Stock or other property acceptable to the Trustee in its sole discretion, as shall from time to time be delivered to the Trustee under the Plan, all investments made therewith and proceeds thereof, and all earnings and profits thereon, less the payments that are made by the Trustee as provided herein, without distinction between principal and income. The Trustee hereby accepts the Trust on the terms and conditions set forth in this Agreement. In accepting this Trust, the Trustee shall be accountable for the assets received by it, subject to the terms and conditions of this Agreement. The Trustee shall maintain participant level accounts for all Plan Participants and shall account for each type of money classification as specified on Schedule "A", including, without limitation, contributions, earnings and losses within each such classification.

Section 3.  Exclusive Benefit and Reversion of Sponsor Contributions. Except as
            --------------------------------------------------------
provided under applicable law, no part of the Trust may be used for, or diverted to, purposes other than the exclusive benefit of the Participants in the Plan or their beneficiaries or the reasonable expenses of Plan administration. Disbursements from the forfeiture account may be made as directed by the Sponsor to offset contributions or reasonable expenses of Plan administration. No assets of the Plan shall revert to the Sponsor, except as specifically permitted by the terms of the Plan.

Section 4.  Disbursements.
            -------------

         (a)  Administrator-Directed Disbursements. The Trustee shall make
              ------------------------------------
disbursements in the amounts and in the manner that the Administrator directs from time to time in writing. The Trustee shall have no responsibility to ascertain such direction's compliance with the terms of the Plan (except to the extent the terms of the Plan have been communicated to the Trustee in writing) or of any applicable law or the direction's effect for tax purposes or otherwise, nor shall the Trustee have any responsibility to see to the application of any disbursement.

         (b)  Participant Withdrawal Requests. The Sponsor hereby directs that,
              -------------------------------
pursuant to the Plan, a Participant withdrawal request (in-service or full withdrawal) may be made by the Participant by telephone or such other electronic means as may be agreed to from time to time by the Sponsor and Trustee, and the Trustee shall process such request only after the identity of the Participant is verified by use of a PIN and social security number. The Trustee shall process such withdrawal in accordance with written guidelines provided by the Sponsor and documented in the PAM.

         (c)  Limitations. The Trustee shall not be required to make any
              -----------
disbursement in excess of the net realizable value of the assets of the Trust at the time of the disbursement. The Trustee shall be required to make all disbursements in accordance with the applicable source and fund withdrawal hierarchy and as documented in the PAM, unless the Administrator has provided a written direction to the contrary.

Section 5.  Investment of Trust.
            -------------------

         (a)  Selection of Investment Options. The Trustee shall have no
              -------------------------------
responsibility for the selection of investment options under the Trust and shall not render investment advice to any person in connection with the selection of such options.

         (b)  Available Investment Options. The Named Fiduciary shall direct the
              ----------------------------
Trustee as to the investment options in which Plan Participants may invest. During a Participant Recordkeeping Reconciliation Period the Named Fiduciary shall direct the Trustee as to the investment options which the Trust shall invest. The Named Fiduciary may determine to offer as investment options only:
(i) FMC Stock, (ii) FMC Technologies Stock, (iii) Fidelity Mutual Funds and Non-Fidelity Mutual Funds (iv) notes evidencing loans to Plan Participants in accordance with the terms of the Plan, (v) Existing Investment Contracts, and
(vi) collective investment funds maintained by the Trustee for qualified plans.

The Trustee shall be considered a fiduciary with investment discretion only with respect to Plan assets (including the proceeds from any Existing Investment Contracts) that are invested in Existing Investment Contracts as set forth on Schedule "G" and collective investment funds maintained by the Trustee for qualified plans.

The investment options initially selected by the Named Fiduciary are identified on Schedule "C" attached hereto. Upon transfer to the Trust, Plan assets will be invested in the investment option(s) as directed by the Sponsor. The Named Fiduciary may add additional investment options with the consent of the Trustee to reflect administrative considerations and upon mutual amendment of this Agreement.

         (c)  Participant Direction. As authorized under the Plan, each
              ---------------------
Participant shall direct the Trustee in which investment option(s) to invest the assets in the Participant's individual accounts. Such directions may be made by Participants by use of the telephone exchange system, the internet or in such other manner as may be agreed upon from time to time by the Sponsor and the Trustee. Such direction shall be made in accordance with written exchange guidelines attached hereto as Schedule "H". The Trustee shall not be liable for any loss or expense that arises from a Participant's exercise or non-exercise of rights under this Section 5 over the assets in the Participant's accounts, unless such loss or expense is a direct result of the Trustee's negligence. In the event that the Trustee fails to receive a proper direction from the Participant, the assets shall be invested in the investment option set forth for such purpose on Schedule "C", until the Trustee receives a proper direction.

         (d)  Mutual Funds. The Named Fiduciary hereby acknowledges that it has
              ------------
received from the Trustee a copy of the prospectus for each Fidelity Mutual Fund selected by the Named Fiduciary as a Plan investment option or short-term investment fund. All transactions involving Non-Fidelity Mutual Funds shall be done in accordance with the operational guidelines attached hereto as Schedule "I". Trust investments in Mutual Funds shall be subject to the following limitations:

         (i)   Execution of Purchases and Sales. Purchases and sales of Mutual
               --------------------------------
Funds (other than for exchanges) shall be made on the date on which the Trustee receives from the Administrator in good order all information, documentation and wire transfer of funds (if applicable), necessary to accurately affect such transactions. For purposes of this Agreement, "in good order" shall mean in a state or condition acceptable to the Trustee in its sole discretion, which the Trustee determines is reasonably necessary for accurate execution of the intended transaction. Exchanges of Mutual Funds shall be made in accordance with the exchange guidelines attached hereto as Schedule "H".

         (ii)  Voting. At the time of mailing of notice of each annual or
               ------
special stockholders' meeting of any Mutual Fund, the Trustee shall send a copy of the notice and all proxy solicitation materials to each Participant who has shares of such Mutual Fund credited to the Participant's accounts, together with a voting direction form for return to the Trustee or its designee. The Participant shall have the right to direct the Trustee as to the manner in which the Trustee is to vote the shares credited to the Participant's accounts (both vested and unvested). The Trustee shall vote the shares as directed by the Participant.

During a Participant Recordkeeping Reconciliation Period, the Named Fiduciary shall have the right to direct the Trustee as to the manner in which the Trustee is to vote the shares of the Mutual Funds in the Trust, including Mutual Fund shares held in any short-term investment fund for liquidity reserve. Following a Participant Recordkeeping Reconciliation Period, the Named Fiduciary shall continue to have the right to direct the Trustee as to the manner in which the Trustee is to vote any Mutual Funds shares held in a short-term investment fund for liquidity reserve.

The Trustee shall not vote any Mutual Fund shares for which it has received no directions from the Participant or the Named Fiduciary.

With respect to all rights other than the right to vote, the Trustee shall follow the directions of the Participant and if no such directions are received, the directions of the Named Fiduciary. The Trustee shall have no further duty to solicit directions from Participants or the Named Fiduciary.

   (e)   Stock.
         -----

         (i)   FMC Technologies Stock Fund. Trust investments in FMC
               ---------------------------
Technologies Stock will not be permitted until the Spin-Off Date, at which time Trust investments in FMC Technologies Stock shall be made via the FMC Technologies Stock Fund. Investments in the FMC Technologies Stock Fund shall consist primarily of shares of FMC Technologies Stock. The FMC Technologies Stock Fund shall also include cash or short-term liquid investments, in accordance with this paragraph, in amounts designed to satisfy daily participant exchange or withdrawal requests. Such holdings will include Colchester Street Trust: Money Market Portfolio: Class I, or such other Mutual Fund or commingled money market pool as agreed to in writing by the Sponsor and Trustee. The Named Fiduciary shall, after consultation with the Trustee, establish and communicate to the Trustee in writing a target percentage and drift allowance for such short-term liquid investments. Subject to its ability to execute open-market trades in FMC Technologies Stock or to otherwise trade with the Sponsor, the Trustee shall be responsible for ensuring that the short-term investments held in the FMC Technologies Stock Fund falls within the agreed-upon range over time. Each Participant's proportional interest in the FMC Technologies Stock Fund shall be measured in units of participation, rather than shares of FMC Technologies Stock. Such units shall represent a proportionate interest in all of the assets of the FMC Technologies Stock Fund, which includes shares of FMC Technologies Stock, short-term investments and at times, receivables and payables (such as receivables and payables arising out of unsettled stock trades). The Trustee shall determine a daily NAV for each unit outstanding of the FMC Technologies Stock Fund. Valuation of the FMC Technologies Stock Fund shall be based upon:
(A) the Closing Price or, if not available, (B) the price determined in good faith by the Trustee taking into account the latest available price of FMC Technologies Stock, as reported on the NYSE or such other principal national securities exchange on which FMC Technologies Stock is traded. The NAV shall be adjusted for gains or losses realized on sales of FMC Technologies Stock, appreciation or depreciation in the value of those shares owned, dividends paid on FMC Technologies Stock to the extent not used to purchase additional units of the FMC Technologies Stock Fund for affected Participants, and interest on the short-term investments held by the FMC Technologies Stock Fund, payables and receivables for pending stock trades, receivables for dividends not yet distributed, and payables for other expenses of the FMC Technologies Stock Fund, including principal obligations, if any, and expenses that, pursuant to Sponsor direction, the Trustee accrues or pays from the FMC Technologies Stock Fund.

         (ii) Acquisition Limit. Pursuant to the Plan, the Trust may be invested
              -----------------
in FMC Technologies Stock to the extent necessary to comply with investment directions in accordance with this Agreement. The Sponsor shall be responsible for providing specific direction on any acquisition limits required by the Plan or applicable law. Notwithstanding anything herein to the contrary, contributions and exchanges into the FMC Technologies Stock Fund are prohibited after the Sponsor distributes its interest in FMC Technologies, Inc.

     (iii)   Fiduciary Duty.
             --------------

             (A) The Named Fiduciary shall continually monitor the suitability of acquiring and holding FMC Technologies Stock under the fiduciary duty rules of section 404(a) of ERISA (as modified by section 404(a)(2) of ERISA). The Trustee shall not be liable for any loss or expense which arises from the directions of the Named Fiduciary with respect to the acquisition and holding of FMC Technologies Stock, unless it is clear on their face that the actions to be taken under those directions would be prohibited by the foregoing fiduciary duty rules or would be contrary to the terms of this Agreement.

             (B) Each Participant with an interest in FMC Technologies Stock (or, in the event of the Participant's death, his beneficiary) is, for purposes of this Section 5(e)(iii), hereby designated as a "named fiduciary" (within the meaning of section 403(a)(1) of ERISA), with respect to the shares allocated to his or her account that were not purchased at his or her direction, and shall have the right to direct the Trustee as to the manner in which the Trustee is to vote or tender such shares, including the right to direct the Trustee's conduct, in accordance with disclosed rules, by his or her failure to respond within the required time frame.

     (iv)    Purchases and Sales of FMC Technologies Stock. Unless otherwise
             ---------------------------------------------
directed by the Sponsor in writing pursuant to directions that the Trustee can administratively implement, the following provisions shall govern purchases and sales of FMC Technologies Stock.

             (A)  Open Market Purchases and Sales. Purchases and sales of FMC
                  -------------------------------
Technologies Stock shall be made on the open market in accordance with the Trustee's standard trading guidelines, as they may be amended by the Trustee from time to time, as necessary to honor exchange and withdrawal activity and to maintain the target cash percentage and drift allowance for the FMC Technologies Stock Fund, provided that:

                  (1) If the Trustee is unable to purchase or sell the total number of shares required to be purchased or sold on such day as a result of market conditions; or

                  (2) If the Trustee is prohibited by the Securities and Exchange Commission, the NYSE or principal exchange on which the FMC Technologies Stock is traded, or any other regulatory body from purchasing or selling any or all of the shares required to be purchased or sold on such day, then the Trustee shall purchase or sell such shares as soon thereafter as administratively feasible.

          (B)  Purchases and Sales from or to Sponsor. If directed by the
               --------------------------------------
Sponsor in writing prior to the trading date, the Trustee may purchase or sell FMC Technologies Stock from or to the Sponsor if the purchase or sale is for adequate consideration (within the meaning of section 3(18) of ERISA) and no commission is charged.

          (C)  Use of an Affiliated Broker. The Named Fiduciary hereby directs
               ---------------------------
the Trustee to use NFSLLC to provide brokerage services in connection with any purchase or sale of FMC Technologies Stock on the open market, except in circumstances where the Trustee has determined, in accordance with its standard trading guidelines or pursuant to Sponsor direction, to seek expedited settlement of the trades. NFSLLC shall execute such directions directly or through any of its affiliates. The provision of brokerage services shall be subject to the following:

               (1) As consideration for such brokerage services, the Named Fiduciary agrees that NFSLLC shall be entitled to remuneration under this direction provision in an amount of no more than three and one-fifth cents ($.032) commission on each share of FMC Technologies Stock. Any change in such remuneration may be made only by a signed agreement between the Named Fiduciary and Trustee.

               (2) The Trustee will provide the Named Fiduciary with periodic reports which summarize all securities transaction-related charges incurred with respect to trades of FMC Technologies Stock for such Plan.

               (3) Any successor organization of NFSLLC, through reorganization, consolidation, merger or similar transactions, shall, upon consummation of such transaction, become the successor broker in accordance with the terms of this direction provision.

               (4) The Trustee and NFSLLC shall continue to rely on this direction provision until notified to the contrary. The Named Fiduciary reserves the right to terminate this direction upon written notice to NFSLLC (or its successor) and the Trustee, in accordance with Section 12 of this Agreement.

     (v)  Execution of Sales of Units. Unless otherwise directed in writing
          ---------------------------
pursuant to directions that the Trustee can administratively implement, sales of units shall be made as follows:

          (A) Subject to subparagraphs (B) and (C) below, sales of units in the FMC Technologies Stock Fund (other than for exchanges) shall be made on the date on which the Trustee receives from the Administrator in good order all information, documentation, and wire transfers of funds (if applicable), necessary to accurately effect such transactions. Exchanges of units in the FMC

Technologies Stock Fund shall be made in accordance with the Exchange Guidelines attached hereto as Schedule "H".

            (B) Aggregate sales of units in the FMC Technologies Stock Fund on any day shall be limited to the FMC Technologies Stock Fund's Available Liquidity for that day. In the event that the requested sales exceed the Available Liquidity, then transactions shall be processed giving precedence to distributions, loans and withdrawals, and otherwise on a FIFO basis, as provided in Schedule "J" Specified Hierarchy for the FMC Technologies Stock Fund. So long as the FMC Technologies Stock Fund is open for such transactions, sales of units that are requested but not processed on a given day due to insufficient Available Liquidity shall be suspended until Available Liquidity is sufficient to honor such transactions in accordance with the Specified Hierarchy.

            (C) The Trustee shall close the FMC Technologies Stock Fund to sales of units on any date on which trading in FMC Technologies Stock has been suspended or substantial sale orders are outstanding and cannot be executed.

     (vi)   Securities Law Reports. The Trustee shall not be responsible for
            ----------------------
filing any reports required under Federal or state securities laws with respect to the Trust's ownership of FMC Technologies Stock, including, without limitation, any reports required under section 13 or 16 of the Securities Exchange Act of 1934. The Sponsor shall be responsible for immediately notifying the Trustee in writing of any requirement known to the Sponsor to stop purchases or sales of FMC Technologies Stock. The Trustee shall provide to the issuer of FMC Technologies Stock such information on the Trust's ownership of FMC Technologies Stock as the issuer of FMC Technologies Stock may reasonably request in order to comply with Federal or state securities laws.

     (vii)  Voting and Tender Offers. Notwithstanding any other provision of
            ------------------------
this Agreement the provisions of this Section shall govern the voting and tendering of FMC Technologies Stock. The Sponsor shall pay for all printing, mailing, tabulation and other costs associated with the voting and tendering of FMC Technologies Stock to the extent that such costs are not paid for by the issuer of FMC Technologies Stock.

            (A)  Voting.
                 ------

                 (1) The Trustee shall furnish to the transfer agent of the issuer of FMC Technologies Stock the names, addresses and social security numbers of the Participants holding shares in the FMC Technologies Stock Fund, and the percentages of shares owned by each Participant as of the record date through reports and/or data tape. The issuer of FMC Technologies Stock shall be responsible for distributing proxy materials and voting instruction forms to Participants holding an interest in the FMC Technologies Stock Fund. In the event that the issuer of FMC Technologies Stock does not distribute said proxy materials and voting instruction forms to Participants holding an interest in FMC Technologies Stock,
(i) the Sponsor shall utilize its best efforts to timely distribute or cause to be distributed for Participants said information; and (ii) the Sponsor shall, upon request, provide the Trustee with a copy of any material provided to Participants and certify to the Trustee that the materials have been mailed or otherwise sent to Participants

                    (2) Each Participant with an interest in the FMC Technologies Stock Fund shall have the right to direct the Trustee as to the manner in which the Trustee is to vote (including not to vote) that number of shares of FMC Technologies Stock reflecting such Participant's proportional interest in the FMC Technologies Stock Fund (both vested and unvested). Directions from a Participant to the Trustee concerning the voting of FMC Technologies Stock shall be communicated in writing, or by such other means as is agreed upon by the Trustee and the Sponsor. These directions shall be held in confidence by the Trustee and shall not be divulged to the Sponsor, or any officer or employee thereof, or any other person except to the extent that the consequences of such directions are reflected in reports regularly communicated to any such persons in the ordinary course of the performance of the Trustee's services hereunder. Upon its receipt of the directions, the Trustee shall vote the shares of FMC Technologies Stock reflecting the Participant's proportional interest in the FMC Technologies Stock Fund as directed by the Participant.

                    (3) Except as otherwise required by law, the Trustee shall vote all undirected shares of FMC Technologies Stock, both allocated and unallocated, in the same manner and in the same proportion as the total number of shares of FMC Technologies Stock credited to Participants' accounts for which it has received direction from Participants.

           (B)      Tender Offers.
                    -------------

                    (1) Each Participant with an interest in the FMC Technologies Stock Fund shall have the right to direct the Trustee to tender or not to tender some or all of the shares of FMC Technologies Stock reflecting such Participant's proportional interest in the FMC Technologies Stock Fund (both vested and unvested). Directions from a Participant to the Trustee concerning the tender of FMC Technologies Stock shall be communicated in writing, or by such other means as is agreed upon by the Trustee and the Sponsor. These directions shall be held in confidence by the Trustee and shall not be divulged to the Sponsor, or any officer or employee thereof, or any other person except to the extent that the consequences of such directions are reflected in reports regularly communicated to any such persons in the ordinary course of the performance of the Trustee's services hereunder. The Trustee shall tender or not tender shares of FMC Technologies Stock as directed by the Participant. Except as otherwise required by law, the Trustee shall not tender shares of FMC Technologies Stock reflecting a Participant's proportional interest in the FMC Technologies Stock Fund for which it has received no direction from the Participant.

                    (2) Except as otherwise required by law, the Trustee shall tender that number of shares of FMC Technologies Stock not credited to Participants' accounts in the same proportion as the total number of shares of FMC Technologies Stock credited to Participants' accounts for which it has received instructions from Participants.

                    (3) A Participant who has directed the Trustee to tender some or all of the shares of FMC Technologies Stock reflecting the Participant's proportional interest in the FMC Technologies Stock Fund may, at any time prior to the tender offer withdrawal date, direct the Trustee to withdraw some or all of the tendered shares reflecting the Participant's proportional interest, and the Trustee shall withdraw the directed number of shares from the tender offer prior to the tender offer withdrawal deadline. Prior to the withdrawal deadline, if any shares of FMC Technologies Stock not credited to Participants' accounts have been tendered, the Trustee shall redetermine the number of shares of FMC Technologies Stock that would be tendered under Section 5(e)(vii)(B)(2) if the date of the foregoing withdrawal were the date of determination, and withdraw from the tender offer the number of shares of FMC Technologies Stock not credited to Participants' accounts necessary to reduce the amount of tendered FMC Technologies Stock not credited to Participants' accounts to the amount so redetermined. A Participant shall not be limited as to the number of directions to tender or withdraw that the Participant may give to the Trustee.

                    (4) A direction by a Participant to the Trustee to tender shares of FMC Technologies Stock reflecting the Participant's proportional interest in the FMC Technologies Stock Fund shall not be considered a written election under the Plan by the Participant to withdraw, or have distributed, any or all of his withdrawable shares. The Trustee shall credit to each proportional interest of the Participant from which the tendered shares were taken the proceeds received by the Trustee in exchange for the shares of FMC Technologies Stock tendered from that interest. Pending receipt of directions (through the Administrator) from the Participant or the Named Fiduciary, as provided in the Plan, as to which of the remaining investment options the proceeds should be invested in, the Trustee shall invest the proceeds in the investment option described in Schedule "C".

           (viii)   General.  With respect to all shareholder rights other than
                    -------
the right to vote, the right to tender, and the right to withdraw shares previously tendered, in the case of FMC Technologies Stock, the Trustee shall follow the procedures set forth in subsection (A), above.

           (ix)     Conversion.  All provisions in this Section 5(e)(i-viii)
                    ----------
shall also apply to any
securities received as a result of a conversion of FMC Technologies Stock.

           (x)      Notice.  As soon as practicable following the Spin-Off Date,
                    ------
the Sponsor shall provide written notice to the Trustee regarding the date of the Spin-Off. Said written notice shall: (1) include all information deemed reasonably necessary by the Trustee and the Sponsor to carry out the terms of this Agreement and (2) be sent by certified or registered mail, return receipt requested, to the Trustee c/o Dennis Maguire, Fidelity Investments, 300 Puritan Way, MM3H, Marlborough, MA 01752-3078.

           (xi)     FMC Stock Fund. Trust investments in FMC Stock shall be made
                    --------------
via the FMC Stock Fund. Investments in the FMC Stock Fund shall consist primarily of shares of FMC Stock. The FMC Stock Fund shall also include cash or short-term liquid investments, in accordance with this paragraph, in amounts designed to satisfy daily participant exchange or withdrawal requests. Such holdings will include Colchester Street Trust: Money Market Portfolio: Class I, or such other Mutual Fund or commingled money market pool as agreed to in writing by the Sponsor and Trustee. The Named Fiduciary shall, after consultation with the Trustee, establish and communicate to the Trustee in writing a target percentage and drift allowance for such short-term liquid investments. Subject to its ability to execute open-market trades in FMC Stock or to otherwise trade with the Sponsor, the Trustee shall be responsible for ensuring that the short-term investments held in the FMC Stock Fund falls within the agreed-upon range over time. Each Participant's proportional interest in the FMC Stock Fund shall be measured in units of participation, rather than shares of FMC Stock. Such units shall represent a proportionate interest in all of the assets of the FMC Stock Fund, which includes shares of FMC Stock, short-term investments and at times, receivables and payables (such as receivables and payables arising out of unsettled stock trades). The Trustee shall determine a daily NAV for each unit outstanding of the FMC Stock Fund. Valuation of the FMC Stock Fund shall be based upon: (A) the Closing Price or, if not available, (B) the price determined in good faith by the Trustee taking into account the latest available price of FMC Stock, as reported on the NYSE or such other principal national securities exchange on which FMC Stock is traded. The NAV shall be adjusted for gains or losses realized on sales of FMC Stock, appreciation or depreciation in the value of those shares owned, dividends paid on FMC Stock to the extent not used to purchase additional units of the FMC Stock Fund for affected Participants, and interest on the short-term investments held by the FMC Stock Fund, payables and receivables for pending stock trades, receivables for dividends not yet distributed, and payables for other expenses of the FMC Stock Fund, including principal obligations, if any, and expenses that, pursuant to Sponsor direction, the Trustee accrues or pays from the FMC Stock Fund.

               (xii)  Acquisition Limit. Pursuant to the Plan, the Trust may be
                      -----------------
invested in FMC Stock to the extent necessary to comply with investment directions in accordance with this Agreement. The Sponsor shall be responsible for providing specific direction on any acquisition limits required by the Plan or applicable law.

               (xiii) Fiduciary Duty.
                      --------------

                      (A) The Named Fiduciary shall continually monitor the suitability of acquiring and holding FMC Stock under the fiduciary duty rules of section 404(a) of ERISA (as modified by section 404(a)(2) of ERISA). The Trustee shall not be liable for any loss or expense which arises from the directions of the Named Fiduciary with respect to the acquisition and holding of FMC Stock, unless it is clear on their face that the actions to be taken under those directions would be prohibited by the foregoing fiduciary duty rules or would be contrary to the terms of this Agreement.

                      (B) Each Participant with an interest in FMC Stock (or, in the event of the Participant's death, his beneficiary) is, for purposes of this
Section 5(e)(xiii), hereby designated as a "named fiduciary" (within the meaning of section 403(a)(1) of ERISA), with respect to the shares allocated to his or her account that were not purchased at his or her direction, and shall have the right to direct the Trustee as to the manner in which the Trustee is to vote or tender such shares, including the right to direct the Trustee's conduct, in accordance with disclosed rules, by his or her failure to respond within the required time frame.

               (xiv)  Purchases and Sales of FMC Stock. Unless otherwise
                      --------------------------------
directed by the Sponsor in writing pursuant to directions that the Trustee can administratively implement, the following provisions shall govern purchases and sales of FMC Stock.

                      (A) Open Market Purchases and Sales. Purchases and sales
                          -------------------------------
of FMC Stock shall be made on the open market in accordance with the Trustee's standard trading guidelines, as they may be amended by the Trustee from time to time, as necessary to honor exchange and withdrawal activity and to maintain the target cash percentage and drift allowance for the FMC Stock Fund, provided that:

                          (1) If the Trustee is unable to purchase or sell the
total number of shares required to be purchased or sold on such day as a result of market conditions; or

                          (2) If the Trustee is prohibited by the Securities and
Exchange Commission, the NYSE or principal exchange on which FMC Stock is traded, or any other regulatory body from purchasing or selling any or all of the shares required to be purchased or sold on such day, then the Trustee shall purchase or sell such shares as soon thereafter as administratively feasible.

                    (B)  Purchases and Sales from or to Sponsor.  If directed by
                         --------------------------------------
the Sponsor in writing prior to the trading date, the Trustee may purchase or sell FMC Stock from or to the Sponsor if the purchase or sale is for adequate consideration (within the meaning of section 3(18) of ERISA) and no commission is charged. If Sponsor contributions (employer) or contributions made by the Sponsor on behalf of the Participants (employee) under the Plan are to be invested in FMC Stock, the Sponsor may transfer FMC Stock in lieu of cash to the Trust.

                    (C)  Use of an Affiliated Broker.   The Named Fiduciary
                         ---------------------------
hereby directs the Trustee to use NFSLLC to provide brokerage services in connection with any purchase or sale of FMC Stock on the open market, except in circumstances where the Trustee has determined, in accordance with its standard trading guidelines or pursuant to Sponsor direction, to seek expedited settlement of the trades. NFSLLC shall execute such directions directly or through any of its affiliates. The provision of brokerage services shall be subject to the following:

                         (1)   As consideration for such brokerage services, the
Named Fiduciary agrees that NFSLLC shall be entitled to remuneration under this direction provision in an amount of no more than three and one-fifth cents ($.032) commission on each share of FMC Stock. Any change in such remuneration may be made only by a signed agreement between the Named Fiduciary and Trustee.

                         (2)   The Trustee will provide the Named Fiduciary with
periodic reports which summarize all securities transaction-related charges incurred with respect to trades of FMC Stock for such Plan.

                         (3)   Any successor organization of NFSLLC, through
reorganization, consolidation, merger or similar transactions, shall, upon consummation of such transaction, become the successor broker in accordance with the terms of this direction provision.

                         (4)   The Trustee and NFSLLC shall continue to rely on
this direction provision until notified to the contrary. The Named Fiduciary reserves the right to terminate this direction upon written notice to NFSLLC (or its successor) and the Trustee, in accordance with Section 12 of this Agreement.

                  (xv)   Execution of Purchases and Sales of Units. Unless
                         -----------------------------------------
otherwise directed in writing pursuant to directions that the Trustee can administratively implement, purchases and sales of units shall be made as follows:

                         (A)   Subject to subparagraphs (B) and (C) below,
purchases and sales of units in the FMC Stock Fund (other than for exchanges) shall be made on the date on which the Trustee receives from the Administrator in good order all information, documentation, and wire transfers of funds (if applicable), necessary to accurately effect such transactions. Exchanges of units in the FMC Stock Fund shall be made in accordance with the Exchange Guidelines attached hereto as Schedule"H".

                         (B)   Aggregate sales of units in the FMC Stock Fund on
any day shall be limited to the FMC Stock Fund's Available Liquidity for that day. In the event that the requested sales exceed the Available Liquidity, then transactions shall be processed giving precedence to distributions, loans and withdrawals, and otherwise on a FIFO basis, as provided in Schedule "K" the Specified Hierarchy for the FMC Stock Fund. So long as the FMC Stock Fund is open for such transactions, sales of units that are requested but not processed on a given day due to insufficient Available Liquidity shall be suspended until Available Liquidity is sufficient to honor such transactions in accordance with the Specified Hierarchy.

                         (C)   The Trustee shall close the FMC Stock Fund to
sales or purchases of units, as applicable, on any date on which trading in the FMC Stock has been suspended or substantial purchase or sale orders are outstanding and cannot be executed.

                  (xvi)  Securities Law Reports. The Trustee shall not be
                         ----------------------
responsible for filing any reports required under Federal or state securities laws with respect to the Trust's ownership of FMC Stock, including, without limitation, any reports required under section 13 or 16 of the Securities Exchange Act of 1934. The Sponsor shall be responsible for immediately notifying the Trustee in writing of any requirement to stop purchases or sales of FMC Stock. The Trustee shall provide to the Sponsor such information on the Trust's ownership of FMC Stock as the Sponsor may reasonably request in order to comply with Federal or state securities laws.

                  (xvii) Voting and Tender Offers. Notwithstanding any other
                         ------------------------
provision of this Agreement the provisions of this Section shall govern the voting and tendering of FMC Stock. The Sponsor shall pay for all printing, mailing, tabulation and other costs associated with the voting and tendering of FMC Stock.

           (A)  Voting.
                ------

                (1) When the issuer of FMC Stock prepares for any annual or special meeting, the Sponsor shall notify the Trustee at least thirty (30) days in advance of the intended record date and the Trustee shall furnish to the Sponsor's transfer agent the names, addresses and social security numbers of the Participants holding shares in the FMC Stock Fund, and the percentages of shares owned by each Participant as of the record date through reports and/or data tape. The Sponsor shall cause its transfer agent to distribute proxy materials and voting instruction forms to participants holding an interest in the FMC Stock Fund. The Sponsor shall, upon request, provide the Trustee with a copy of any materials provided to the participants and certify to the Trustee that the materials have been mailed or otherwise sent to participants.

                (2) Each Participant with an interest in the FMC Stock Fund shall have the right to direct the Trustee as to the manner in which the Trustee is to vote (including not to vote) that number of shares of FMC Stock reflecting such Participant's proportional interest in the FMC Stock Fund (both vested and unvested). Directions from a Participant to the Trustee concerning the voting of FMC Stock shall be communicated in writing, or by such other means as is agreed upon by the Trustee and the Sponsor through the Sponsor's transfer agent. These directions shall be held in confidence by the Trustee and shall not be divulged to the Sponsor, or any officer or employee thereof, or any other person except to the extent that the consequences of such directions are reflected in reports regularly communicated to any such persons in the ordinary course of the performance of the Trustee's services hereunder. Upon its receipt of the directions, the Trustee shall vote the shares of FMC Stock reflecting the Participant's proportional interest in the Stock Fund as directed by the Participant.

                (3) Except as otherwise required by law, for all undirected shares of FMC Stock, both allocated and unallocated, the Trustee shall vote that number of shares of FMC Stock not credited to Participants' accounts in the same proportion as the total number of shares of FMC Stock credited to Participants accounts for which it has received instructions from Participants.

           (B)  Tender Offers.
                -------------

                (1) Upon commencement of a tender offer for any securities held in the Trust that are FMC Stock, the Sponsor shall notify each Participant of the tender offer and utilize its best efforts to timely distribute or cause to be distributed to the participant the same information that is distributed to shareholders of the FMC Stock in connection with the tender offer. The Sponsor shall, upon request, provide the Trustee with a copy of any material provided to the participants and certify to the Trustee that the materials have been mailed or otherwise sent to participants.

                   (2) Each Participant with an interest in the FMC Stock Fund shall have the right to direct the Trustee to tender or not to tender some or all of the shares of FMC Stock reflecting such Participant's proportional interest in the FMC Stock Fund (both vested and unvested). Directions from a Participant to the Trustee concerning the tender of FMC Stock shall be communicated in writing, or by such other means as is agreed upon by the Trustee and the Sponsor.) These directions shall be held in confidence by the Trustee and shall not be divulged to the Sponsor, or any officer or employee thereof, or any other person except to the extent that the consequences of such directions are reflected in reports regularly communicated to any such persons in the ordinary course of the performance of the Trustee's services hereunder. The Trustee shall tender or not tender shares of FMC Stock as directed by the Participant. Except as otherwise required by law, the Trustee shall not tender shares of FMC Stock reflecting a Participant's proportional interest in the FMC Stock Fund for which it has received no direction from the Participant.

                   (3) Except as otherwise required by law, with respect to all shares of FMC Stock not credited to Participants' accounts (unallocated), the Trustee shall tender such shares in the same proportion as the total number of shares of FMC Stock credited to Participants' accounts that have been tendered by Participants or shareholders.

                   (4) A Participant who has directed the Trustee to tender some or all of the shares of FMC Stock reflecting the Participant's proportional interest in the FMC Stock Fund may, at any time prior to the tender offer withdrawal date, direct the Trustee to withdraw some or all of the tendered shares reflecting the Participant's proportional interest, and the Trustee shall withdraw the directed number of shares from the tender offer prior to the tender offer withdrawal deadline. Prior to the withdrawal deadline, if any shares of FMC Stock not credited to Participants' accounts have been tendered, the Trustee shall redetermine the number of shares of FMC Stock that would be tendered under
Section 5(e)(xvii)(B)(3) if the date of the foregoing withdrawal were the date of determination, and withdraw from the tender offer the number of shares of FMC Stock not credited to Participants' accounts necessary to reduce the amount of tendered FMC Stock not credited to Participants' accounts to the amount so redetermined. A Participant shall not be limited as to the number of directions to tender or withdraw that the Participant may give to the Trustee.

                   (5) A direction by a Participant to the Trustee to tender shares of FMC Stock reflecting the Participant's proportional interest in the FMC Stock Fund shall not be considered a written election under the Plan by the Participant to withdraw, or have distributed, any or all of his withdrawable shares. The Trustee shall credit to each proportional interest of the Participant from which the tendered shares were taken the proceeds received by the Trustee in exchange for the shares of FMC Stock tendered from that interest. Pending receipt of directions (through the Administrator) from the

Participant or the Named Fiduciary, as provided in the Plan, as to which of the remaining investment options the proceeds should be invested in, the Trustee shall invest the proceeds in the investment option described in Schedule "C".

           (xviii)  General. With respect to all shareholder rights other than
                    -------
the right to vote, the right to tender, and the right to withdraw shares previously tendered, in the case of FMC Stock, the Trustee shall follow the procedures set forth in subsection (A), above.

           (xix)    Conversion. All provisions in this Section 5(e)(xi-xviii)
                    ----------
shall also apply to any securities received as a result of a conversion of FMC Stock.

      (f)  Participant Loans.  The Administrator shall act as the Trustee's
           -----------------
agent for Participant loan notes and as such shall (i) separately account for repayments of such loans and clearly identify such assets as Plan assets and
(ii) collect and remit all principal and interest payments to the Trustee. To originate a Participant loan, the Plan Participant shall direct the Trustee as to the term and amount of the loan to be made from the Participant's individual account. Such directions shall be made by Plan Participants by use of the system maintained for such purpose by the Trustee or its agent. The Trustee shall determine, based on the current value of the Participant's account on the date of the request and any guidelines provided by the Sponsor, the amount available for the loan. Based on the interest rate supplied by the Sponsor in accordance with the terms of the Plan, the Trustee shall advise the Participant of such interest rate, as well as the installment payment amounts. The Trustee shall distribute the Participant loan agreement and truth-in-lending disclosure with the proceeds check to the Participant. To facilitate recordkeeping, the Trustee may destroy the original of any proceeds check (including the promissory note) made in connection with a loan to a Participant under the Plan, provided that the Trustee or its agent first creates a duplicate by a photographic or optical scanning or other process yielding a reasonable facsimile of the proceeds check (including the promissory note) and the Plan Participant's signature thereon, which duplicate may be reduced or enlarged in size from the actual size of the original.

      (g)  Stable Value Investments.  Stable value investments in the Trust
           ------------------------
shall be subject to the following limitations:

           (i)      Collective Investment Funds Managed by the Trustee.  To the
                    --------------------------------------------------
extent that the Named Fiduciary selects as an investment option the Managed Income Portfolio II of the Fidelity Group Trust for Employee Benefit Plans, a group trust maintained by the Trustee for qualified plans (the "Group Trust"), the Sponsor hereby (A) acknowledges that it has received from the Trustee a copy of the Group Trust, the participation agreement for the Group Trust (the "Participation Agreement") and the Declaration of Separate Fund for the Managed Income Portfolio II of the Group Trust, and (B) adopts the terms of the Group Trust, the Participation Agreement and the Declaration of Separate Fund as part of this Agreement.

          (ii)   MIP II Blend Fund. The MIP II Blend Fund shall consist of the
                 -----------------
Existing Investment Contracts maintained by the Trustee and blended with the Managed Income Portfolio II. All transactions involving the MIP II Blend Fund shall be done in accordance with the Investment Guidelines attached hereto as Schedule "L".

          (iii)  Liquidity Reserve. To provide the necessary monies for
                  ----------------
exchanges or redemptions from the MIP II Blend Fund, if any, under the Plan, the Sponsor agrees that the Plan shall maintain a liquidity reserve for the Plan's MIP II Blend Fund consisting of Colchester Street Trust: Money Market Portfolio:
Class I or such other Mutual Fund or commingled money market pool as agreed to by the Sponsor and the Trustee.

     (h)  Participation in U.S. Equity Index Commingled Pool. The
          --------------------------------------------------
Sponsor hereby (i) acknowledges that it has received from the Trustee a copy of the Group Trust for the U.S. Equity Index Commingled Pool, the Participation Agreement for the Group Trust and the Declaration of Separate Fund for the U.S. Equity Index Commingled Pool, and (ii) adopts as part of this Agreement the terms of the Group Trust, the Participation Agreement and the Declaration of Separate Fund for the U.S. Equity Index Commingled Pool.

     (i)  Trustee Powers. The Trustee shall have the following powers
          --------------
and authority:

          (i) Subject to paragraphs (a) through (h) of this Section 5, to sell, exchange, convey, transfer, or otherwise dispose of any property held in the Trust, by private contract or at public auction. No person dealing with the Trustee shall be bound to see to the application of the purchase money or other property delivered to the Trustee or to inquire into the validity, expediency, or propriety of any such sale or other disposition.

          (ii) To cause any securities or other property held as part of the Trust to be registered in the Trustee's own name, in the name of one or more of its nominees, or in the Trustee's account with the Depository Trust Company of New York and to hold any investments in bearer form, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust.

          (iii) To keep that portion of the Trust in cash or cash balances as the Named Fiduciary or Administrator may, from time to time, deem to be in the best interest of the Trust.

          (iv) To make, execute, acknowledge, and deliver any and all documents of transfer or conveyance and to carry out the powers herein granted.

          (v) To borrow funds from a bank not affiliated with the Trustee in order to provide sufficient liquidity to process Plan transactions in a timely fashion; provided that the cost of such borrowing shall be allocated in a reasonable fashion to the investment fund(s) in need of liquidity.

          (vi) To settle, compromise, or submit to arbitration any claims, debts, or damages due to or arising from the Trust; to commence or defend suits or legal or administrative proceedings; to represent the Trust in all suits and legal and administrative hearings; and to pay all reasonable expenses arising from any such action, from the Trust if not paid by the Sponsor, all with the advance written consent of the Sponsor, which consent shall not be unreasonably withheld.

          (vii) To employ legal, accounting, clerical, and other assistance as may be required in carrying out the provisions of this Agreement and to pay their reasonable expenses and compensation from the Trust if not paid by the Sponsor, all with the advance written consent of the Sponsor, which consent shall not be unreasonably withheld.

          (viii) Subject to paragraphs (a) through (h) of this Section 5, to invest all or any part of the assets of the Trust in investment contracts and short term investments (including interest bearing accounts with the Trustee or money market mutual funds advised by affiliates of the Trustee) and in any collective investment trust or group trust, including any collective investment trust or group trust maintained by the Trustee, which then provides for the pooling of the assets of plans described in Section 401(a) and exempt from tax under Section 501(a) of the Code, or any comparable provisions of any future legislation that amends, supplements, or supersedes those sections, provided that such collective investment trust or group trust is exempt from tax under the Code or regulations or rulings issued by the Internal Revenue Service. The provisions of the document governing such collective investment trusts or group trusts, as it may be amended from time to time, shall govern any investment therein and are hereby made a part of this Trust Agreement.

          (ix) To do all other acts, although not specifically mentioned herein, as the Trustee may deem reasonably necessary to carry out any of the foregoing powers and the purposes of the Trust. Notwithstanding anything herein to the contrary, the Trustee's powers shall be exercisable for the exclusive purpose of providing benefits to Participants under the Plan and in accordance with the standards of a prudent man under ERISA.

Section 6.   Recordkeeping and Administrative Services to Be Performed.
             ---------------------------------------------------------

        (a)  General. The Trustee or its affiliates shall perform those
             -------
recordkeeping and administrative functions described in Schedule "A" attached hereto. These recordkeeping and administrative functions shall be performed in accordance with the terms of the Plan as set forth and detailed in the PAM.

        (b)  Accounts. The Trustee shall keep accurate accounts of all
             --------
investments, receipts, disbursements, and other transactions hereunder, and shall report the value of the assets held in the Trust as of each Reporting Date. Within thirty (30) days following each Reporting Date or within sixty (60) days in the case of a Reporting Date caused by the resignation or removal of the Trustee, or the termination of this Agreement, the Trustee shall file with the Administrator a written account setting forth all investments, receipts, disbursements, and other transactions effected by the Trustee between the Reporting Date and the prior Reporting Date, and setting forth the value of the Trust as of the Reporting Date. Except as otherwise required under ERISA, upon the expiration of one year from the date of filing such account with the Sponsor, the Trustee shall have no liability or further accountability to the Administrator with respect to the propriety of its acts or transactions shown in such account (or any participant-level report provided to a participant), except with respect to such acts or transactions as to which a written objection shall have been filed with the Trustee within such one year period, other than to take action to correct any errors as directed by the Sponsor. During said one (1) year period, errors will be corrected by the Trustee at the Trustee's expense. After said one (1) year period, errors will be corrected by the Trustee at the Sponsor's expense.

        (c)  Inspection and Audit. Prior to the termination of this Agreement,
             --------------------
all records generated by the Trustee in accordance with paragraphs (a) and (b), above, shall be open to inspection and audit by the Administrator or any persons designated by the Administrator, during the Trustee's regular business hours. Upon the resignation or removal of the Trustee or the termination of this Agreement, the Trustee shall provide to the Sponsor, at no expense to the Sponsor or the Trust, (i) test data in a machine readable format (via diskette or tape, with corresponding hard copy reports and file layout information) containing a file dump of plan data, including a statement of each Participant's account, which statement shall include at least the name, address, social security number, date of hire, date of birth, vesting, account balances by Participant and source, forfeiture balances and any other indicative data maintained on FPRS, and (ii) a final file dump in the same format as the test data as of the final date specified in the notice of resignation, removal, or termination of the Trustee or the termination of this Agreement. The Sponsor will be responsible for any cost associated with providing the Administrator or the Plan's new recordkeeper with additional records which are routinely prepared by the Trustee in recordkeeping the Plan. Such additional costs shall be communicated to the Sponsor in advance, and the Sponsor's written approval of such costs shall be obtained before such costs are incurred.

        (d) Notice of Plan Amendment. The Trustee's provision of the
            ------------------------
recordkeeping and administrative services set forth in this Section 6 shall be conditioned on the Sponsor delivering to the Trustee a copy of any amendment to the Plan as soon as administratively feasible following the amendment's adoption and on the Administrator providing the Trustee, on a timely basis, with all the information the Trustee deems necessary for it to perform the recordkeeping and administrative services set forth herein, and such other information as the Trustee may reasonably request.

        (e) Returns, Reports and Information. Except as set forth on Schedule
            --------------------------------
"A", the Administrator shall be responsible for the preparation and filing of all returns, reports, and information required of the Trust or Plan by law. The Trustee shall provide the Administrator with such information in the Trustee's regular format, which shall be machine readable, as the Administrator may reasonably request to make these filings at no additional cost to the Sponsor or the Trust. The Administrator shall also be responsible for making any disclosures to Participants required by law, except such disclosure as may be required under federal or state truth-in-lending laws with regard to Participant loans, which shall be provided by the Trustee.

Section 7.  Compensation and Expenses. Within thirty (30) days of receipt of the
            -------------------------
Trustee's bill, which shall be computed and billed in accordance with Schedule "B" attached hereto and made a part hereof, as amended from time to time, the Sponsor shall send to the Trustee a payment in such amount or the Sponsor may direct the Trustee to deduct such amount from Participants' accounts. All expenses of the Trustee relating directly to the acquisition and disposition of investments constituting part of the Trust, and all taxes of any kind whatsoever that may be levied or assessed under existing or future laws upon or in respect of the Trust or the income thereof, shall be a charge against and paid from the appropriate Participants' accounts. To reflect increased operating costs, the Trustee may once each calendar year, but not prior to September 28, 2002 amend Schedule "B" with the Sponsor's consent, which consent shall not be unreasonably withheld or delayed, upon seventy-five (75) days notice to the Sponsor.

Section 8.  Directions and Indemnification.
            ------------------------------

        (a) Identity of Administrator and Named Fiduciary. The Trustee shall be
            ---------------------------------------------
fully protected in relying on the fact that the authorized individuals of the Named Fiduciary and the Administrator under the Plan are the individuals or entities named as such above or such other individuals or persons as the Sponsor may notify the Trustee in writing.

        (b) Directions from Administrator. Whenever the Administrator provides a
            -----------------------------
direction to the Trustee, the Trustee shall not be liable for any loss or expense arising from the direction (i) if the direction is contained in a writing (or is oral and immediately confirmed in a writing) signed by any individual whose name and signature have been submitted (and not withdrawn) in writing to the Trustee by the Administrator in the form attached hereto as Schedule "D", and (ii) if the Trustee reasonably believes the signature of the individual to be genuine, unless it is clear on the direction's face that the actions to be taken under the direction would be prohibited by the fiduciary duty rules of Section 404(a) of ERISA or would be contrary to the terms of this Agreement. For purposes of this Section, such direction may also be made via electronic data transfer (EDT) or other electronic means in accordance with procedures agreed to by the Administrator and the Trustee; provided, however, that the Trustee shall be fully protected in relying on such direction as if it were a direction made in writing by the Administrator.

         (c) Directions from Named Fiduciary. Whenever the Named Fiduciary or
             -------------------------------
Sponsor provides a direction to the Trustee, the Trustee shall not be liable for any loss or expense arising from the direction (i) if the direction is contained in a writing (or is oral and immediately confirmed in a writing) signed by any individual whose name and signature have been submitted (and not withdrawn) in writing to the Trustee by the Named Fiduciary in the form attached hereto as Schedule "E" and (ii) if the Trustee reasonably believes the signature of the individual to be genuine, unless it is clear on the direction's face that the actions to be taken under the direction would be prohibited by the fiduciary duty rules of Section 404(a) of ERISA or would be contrary to the terms of this Agreement. Such direction may also be made via EDT or other electronic means in accordance with procedures agreed to by the Named Fiduciary and the Trustee; provided, however, that the Trustee shall be fully protected in relying on such direction as if it were a direction made in writing by the Named Fiduciary.

         (d) Co-Fiduciary Liability. In any other case, the Trustee shall not be
             ----------------------
liable for any loss or expense arising from any act or omission of another fiduciary under the Plan except as provided in section 405(a) of ERISA.

         (e) Indemnification. The Sponsor shall indemnify the Trustee against,
             ---------------
and hold the Trustee harmless from, any and all loss, damage, penalty, liability, cost, and expense, including without limitation, reasonable attorneys' fees and disbursements ("Losses"), that may be incurred by, imposed upon, or asserted against the Trustee by reason of any claim, regulatory proceeding, or litigation arising from any act done or omitted to be done by any individual or person with respect to the Plan or Trust, excepting only any and all Losses arising from the Trustee's negligence, bad faith, violation of law, breach of the terms of this Agreement or error.

The Trustee shall indemnify the Sponsor against, and hold the Sponsor harmless from, any and all Losses that may be incurred by, imposed upon, or asserted against the Sponsor by reason of any claim, regulatory proceeding, or litigation arising from Trustee's, its agents', affiliates' or their successors' negligence, bad faith, violation of law, breach of the terms of this Agreement or error.

The Trustee shall also indemnify the Sponsor against and hold the Sponsor harmless from any and all such

Losses that may be incurred by, imposed upon, or asserted against the Sponsor solely as a result of (i) any defects in the investment methodology embodied in the target asset allocation or model portfolio provided through Fidelity PortfolioPlanner(SM), except to the extent that any such Losses arise from information provided by the Participant, the Sponsor or third parties; or (ii) any prohibited transactions resulting from the provision of Fidelity PortfolioPlanner(SM) by the Trustee.

         (f) Survival. The provisions of this Section 8 shall survive the
             --------
termination of this Agreement.

Section 9.   Resignation or Removal of Trustee.
             ---------------------------------

         (a) Resignation. The Trustee may resign at any time upon sixty (60)
             -----------
days' notice in writing to the Sponsor, unless a shorter period of notice is agreed upon by the Sponsor.

         (b) Removal. The Sponsor may remove the Trustee at any time upon thirty
             -------
(30) days' notice in writing to the Trustee, unless a shorter period of notice is agreed upon by the Trustee.

Section 10.  Successor Trustee.
             -----------------

         (a) Appointment. If the office of Trustee becomes vacant for any
             -----------
reason, the Sponsor may in writing appoint a successor trustee under this Agreement. The successor trustee shall have all of the rights, powers, privileges, obligations, duties, liabilities, and immunities granted to the Trustee under this Agreement. The successor trustee and predecessor trustee shall not be liable for the acts or omissions of the other with respect to the Trust.

         (b) Acceptance. As of the date the successor trustee accepts its
             ----------
appointment under this Agreement, title to and possession of the Trust assets shall immediately vest in the successor trustee without any further action on the part of the predecessor trustee, except as may be required to evidence such transition. The predecessor trustee shall execute all instruments and do all acts that may be reasonably necessary and requested in writing by the Sponsor or the successor trustee to vest title to all Trust assets in the successor trustee or to deliver all Trust assets to the successor trustee.

         (c) Corporate Action. Any successor to the Trustee or successor
             ----------------
trustee, either through sale or transfer of the business or trust department of the Trustee or successor trustee, or through reorganization, consolidation, or merger, or any similar transaction of either the Trustee or successor trustee, shall, upon consummation of the transaction, become the successor trustee under this Agreement.

Section 11.  Termination. This Agreement may be terminated in full, or with
             -----------
respect to only a portion of the Plan (i.e., a "partial deconversion") at any time by the Sponsor upon thirty (30) days' notice in writing to the Trustee. As of the date of the termination of this Agreement, the Trustee shall transfer and deliver to such individual or entity as the Sponsor shall designate, all cash and assets then constituting the Trust. If, by the termination date, the Sponsor has not notified the Trustee in writing as to the individual or entity to which the assets and cash are to be transferred and delivered, the Trustee may bring an appropriate action or proceeding for leave to deposit the assets and cash in a court of competent jurisdiction. The Trustee shall be reimbursed by the Sponsor for all direct costs and expenses of the action or proceeding including, without limitation, reasonable attorneys' fees and disbursements.

Notwithstanding the foregoing, this Agreement shall terminate in its entirety when there are no assets remaining in the Trust.

Section 12.  Resignation, Removal, and Termination Notices. All notices of
             ---------------------------------------------
resignation, removal, or termination under this Agreement must be in writing and mailed to the party to which the notice is being given by certified or registered mail, return receipt requested, to the Sponsor c/o Vice President and General Counsel, FMC Corporation, 1735 Market Street, Philadelphia, Pennsylvania 19103, and to the Trustee c/o Legal Department, ERISA Group, Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109, or to such other addresses as the parties have notified each other of in the foregoing manner.

Section 13.  Duration.  This Trust shall continue in effect without limit as to
             --------
time, subject, however, to the provisions of this Agreement relating to amendment, modification, and termination thereof.

Section 14.  Amendment or Modification. This Agreement may be amended or
             -------------------------
modified at any time and from time to time only by an instrument executed by both the Sponsor and the Trustee whose consent shall not be unreasonably withheld or delayed. The individuals authorized to sign such instrument shall be those authorized by the Sponsor on Schedule "E."

Section 15.  Electronic Services.
             -------------------

       (a) The Trustee may provide communications and services ("Electronic Services") and/or software products ("Electronic Products") via electronic media, including, but not limited to Fidelity Plan

Sponsor WebStation. The Sponsor and its agents agree to use such Electronic Services and Electronic Products only in the course of reasonable administration of or participation in the Plan and to keep confidential and not publish, copy, broadcast, retransmit, reproduce, commercially exploit or otherwise redisseminate the Electronic Products or Electronic Services or any portion thereof without the Trustee's written consent, except, in cases where Trustee has specifically notified the Sponsor that the Electronic Products or Services are suitable for delivery to Participants, for non-commercial personal use by Participants or beneficiaries with respect to their participation in the plan or for their other retirement planning purposes.

         (b) The Sponsor shall be responsible for installing and maintaining all Electronic Products, (including any programming required to accomplish the installation) and for displaying any and all content associated with Electronic Services on its computer network and/or Intranet so that such content will appear exactly as it appears when delivered to Sponsor. All Electronic Products and Services shall be clearly identified as originating from the Trustee or its affiliate. The Sponsor shall promptly remove Electronic Products or Services from its computer network and/or Intranet, or replace the Electronic Products or Services with updated products or services provided by the Trustee, upon written notification (including written notification via facsimile) by the Trustee.

         (c) All Electronic Products shall be provided to the Sponsor without any express or implied legal warranties or acceptance of legal liability by the Trustee, and all Electronic Services shall be provided to the Sponsor without acceptance of legal liability related to or arising out of the electronic nature of the delivery or provision of such Services. Except as otherwise stated in this Agreement, no rights are conveyed to any property, intellectual or tangible, associated with the contents of the Electronic Products or Services and related material. The Trustee hereby grants to the Sponsor a non-exclusive, non-transferable revocable right and license to use the Electronic Products and Services in accordance with the terms and conditions of this Agreement.

         (d) To the extent that any Electronic Products or Services utilize Internet services to transport data or communications, the Trustee will take, and Sponsor agrees to follow, reasonable security precautions, however, the Trustee disclaims any liability for interception of any such data or communications. The Trustee reserves the right not to accept data or communications transmitted via electronic media by the Sponsor or a third party if it determines that the media does not provide adequate data security, or if it is not administratively feasible for the Trustee to use the data security provided. The Trustee shall not be responsible for, and makes no warranties regarding access, speed or availability of Internet or network services, or any other service required for electronic communication. The Trustee shall not be responsible for any loss or damage related to or resulting from any changes or modifications made by the Sponsor without direction from the Trustee to the Electronic Products or Services after delivering it to the Sponsor.

Section 16.  Assignment.  This Agreement, and any of its rights and obligations
             ----------
hereunder, may not be assigned by any party without the prior written consent of the other party(ies), which consent shall not be unreasonably withheld. All provisions in this Agreement shall extend to and be binding upon the parties hereto and their respective successors and permitted assigns.

Section 17.  Force Majeure.  No party shall be deemed in default of this
             -------------
Agreement to the extent that any delay or failure in performance of its obligation(s) results, without its fault or negligence, from any cause beyond its reasonable control, such as acts of God, acts of civil or military authority, embargoes, epidemics, war riots, insurrections, fires, explosions, earthquakes, floods, unusually severe weather conditions, power outages or strikes. This clause shall not excuse any of the parties to the Agreement from any liability which results from failure to have in place reasonable disaster recovery and safeguarding plans adequate for protection of all data each of the parties to the Agreement are responsible for maintaining for the Plan.

Section 18.  Confidentiality.  Both parties to this Agreement recognize that in
             ---------------
the course of implementing and providing the services described herein, each party may disclose to the other Confidential Information. All such Confidential Information, individually and collectively, and other proprietary information disclosed by either party shall remain the sole property of the party disclosing the same, and the receiving party shall have no interest or rights with respect thereto if so designated by the disclosing party to the receiving party. Each party agrees to maintain all such Confidential Information in trust and confidence to the same extent that it protects its own proprietary information, and not to disclose such Confidential Information to any third party without the written consent of the other party. Each party further agrees to take all reasonable precautions to prevent any unauthorized disclosure of Confidential Information. In addition, each party agrees not to disclose or make public to anyone, in any manner, the terms of this Agreement, except as required by law, without the prior written consent of the other party.

Section 19.  General.
             -------

        (a)  Performance by Trustee, its Agents or Affiliates. The Sponsor
             ------------------------------------------------
acknowledges and authorizes that the services to be provided under this Agreement shall be provided by the Trustee, its agents or affiliates, or the successor to any of them, and that such services shall conform to the terms of this Agreement.

         (b) Entire Agreement. This Agreement together with the schedules
             ----------------
attached hereto, and the letter between Fidelity and FMC Corporation dated September 28, 2001, (which letter is incorporated by reference solely with respect to the calculation of the fees as detailed on Schedule B hereto), which are hereby incorporated by reference, contain all of the terms agreed upon between the parties with respect to the subject matter hereof. The use of capitalized terms in the schedules shall have the meaning as defined herein.

         (c) Waiver. No waiver by either party of any failure or refusal to
             ------
comply with an obligation hereunder shall be deemed a waiver of any other obligation hereunder or any subsequent failure or refusal to comply with any other obligation hereunder.

         (d) Successors and Assigns. The stipulations in this Agreement shall
             ----------------------
inure to the benefit of, and shall bind, the successors and assigns of the respective parties.

         (e) Partial Invalidity. If any term or provision of this Agreement or
             ------------------
the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

         (f) Insurance. The Trustee shall maintain insurance to cover
             ---------
liabilities and losses occurring by reason of acts or omissions of the Trustee including, but not limited to, losses sustained as the direct result of dishonest or fraudulent acts committed by its employees, computer crime and physical loss.

         (g) Section Headings. The headings of the various sections and
             ----------------
subsections of this Agreement have been inserted only for the purposes of convenience and are not part of this Agreement and shall not be deemed in any manner to modify, explain, expand or restrict any of the provisions of this Agreement.

Section 20.  Governing Law.
             -------------

         (a) ERISA Controls. This Agreement is being made in the Commonwealth of
             --------------
Massachusetts, and the Trust shall be administered as a qualified trust as defined under section 401(a) of the Code which is entitled to tax exemption under section 501(a) of the Code; and shall at all times be maintained as a domestic trust in the United States. The validity, construction, effect, and administration of this Agreement shall be governed by and interpreted in accordance with the laws of ERISA and the Commonwealth of Massachusetts, except to the extent those laws conflict, in which case, the provisions of ERISA prevail.

         (b) Trust Agreement Controls. The Trustee is not a party to the Plan,
             ------------------------
and in the event of any conflict between the provisions of the Plan and the provisions of this Agreement, the provisions of this

Agreement shall control with respect to the rights, duties and responsibilities of the Trustee, in all other instances the Plan shall control.

Section 21. Plan Qualification. The Plan is intended to be qualified under
            ------------------
section 401(a) of the Code and the Trust is intended to be tax-exempt under section 501(a) of the Code. A confirmation of the Plan's current qualified status is attached hereto as Schedule "F," and the Sponsor shall provide a copy of any determination letter regarding the Plan's qualification upon request by the Trustee. The Sponsor has the sole responsibility for ensuring the Plan's qualified status and full compliance with the applicable requirements of ERISA. The Sponsor hereby certifies that it has furnished to the Trustee a complete copy of the Plan and all amendments thereto in effect as of the date of this Agreement.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

                                            FMC CORPORATION

Attest:  /s/ Lori A. Lenard                 By:    /s/ Michael W. Murray
         --------------------------------          -----------------------------
         Assistant Secretary

                                            Name:  Michael W. Murray
                                                   -----------------------------

                                            Title: Vice President - Human
                                                   -----------------------------
                                                   Resources
                                                   -----------------------------

                                            Date:  September 28, 2001
                                                   -----------------------------

                                            FIDELITY MANAGEMENT TRUST COMPANY


Attest:  /s/ Douglas O. Kent                By:    /s/ Carolyn Redden
         ----------------------------              -----------------------------
         Assistant Clerk

                                            Name:  Carolyn Redden
                                                   -----------------------------

                                            Title: Vice President
                                                   -----------------------------

                                            Date:  October 9, 2001
                                                   -----------------------------

                                  Schedule "A"

                    RECORDKEEPING AND ADMINISTRATIVE SERVICES
                    -----------------------------------------

This Schedule "A" summarizes the recordkeeping and administrative services to be provided by Fidelity with respect to the Plan. Fidelity will provide the recordkeeping and administrative services set forth in this Agreement and specifically as detailed in the PAM, or as otherwise agreed to in writing (or by means of a secure electronic medium) between Sponsor and Trustee. The Trustee may unilaterally add or enhance services, provided there is no impact on the fees set forth in Schedule "B." Generally, such administrative services include:

Plan Administration
-------------------

* Establishment and maintenance of Participant account and election percentages.

* Maintenance of the Plan investment options set forth on Schedule "C."

* Maintenance of the following money classifications:

    . Basic Pre-Tax
    . Supplemental Pre-Tax
    . Pre-Tax Match
    . Basic After-Tax
    . Supplemental After-Tax
    . After-Tax Match
    . Rollover
    . Prior Plan Company Match
    . Prior Plan Match
    . Prior Plan Rollover

A)  Participant Services

             Establishment and maintenance of a Participant Telephone System, an automated voice response system and on-line account access via the World Wide Web providing the following services:

             . Enroll new Participants. Confirmation of enrollment will be provided on-line or if requested, by mail (generally within five
               (5) calendar days of the request).

             . Provide Plan investment option information.

             . Provide and maintain information and explanations about Plan provisions.

             . Respond to requests for literature.

                                          ---------

             . Allow Participants to change their deferral and after-tax percentages and provide updates via EDT for the Sponsor to apply to its payrolls accordingly.

             . Maintain and process changes to Participants' contribution allocations for all money sources.

             . Process exchanges (transfers) between investment options on a daily basis.

             . Process in-service withdrawals due to certain circumstances previously approved by the Sponsor.

             . Process hardship withdrawals due to certain circumstances previously approved by the Sponsor and in accordance with the procedures set forth in the PAM.

             . Consult with Participants on various loan scenarios and generate all documentation.

B)       Plan accounting services, including


         1. Process payroll contributions according to the Sponsor's payroll frequency via EDT, magnetic tape or diskette. The data format will be provided by Trustee.

         2. Maintain and update employee data necessary to support plan administration. The data will be submitted according to payroll frequency.

         3. Provide daily Plan and Participant level accounting for all Plan investment options.

         4. Provide daily Plan and Participant level accounting for all money classifications for the Plan.

         5.  Audit and reconcile the Plan and Participant accounts daily.

         6. Reconcile and process Participant withdrawal requests and distributions as approved and directed by the Sponsor. All requests are paid based on the current market values of Participants' accounts, not advanced or estimated values. A distribution report will accompany each check.

         7. Track individual Participant loans; process loan withdrawals; re-invest loan repayments; and prepare and deliver comprehensive reports to the Sponsor to assist in the administration of Participant loans.

         8. Maintain and process changes to Participants' deferral percentage and prospective and existing investment mix elections.

C)       Participant reporting services, including

         1. Provide confirmation to Participants of all Participant initiated transactions either online or via the mail. Online confirms are generated upon submission of a transaction and

                                          ---------


                  mail confirms are mailed by Fidelity to the Participant's home address within three to five calendar days of the transaction.

         2. Provide Participants with quarterly statements reflecting all activity for the period via first class mail. Participants who elect to generate their statements electronically via NetBenefits will not receive paper statements unless otherwise requested by the Participant.

         3. Provide Participants with required Code (S) 402(f) notification for distributions from the Plan. This notice advises Participants of the tax consequences of their Plan distributions.

         4. Provide Participants with required Code (S) 411(a)(11) notification for distributions from the Plan. This notice advises Participants of the normal and optional forms of payment of their Plan distributions.

D)       Plan reporting services, including

         1. Prepare, reconcile and deliver a monthly Trial Balance Report presenting all money classes and investments. This report is based on the market value as of the last business day of the month. The report will be delivered not later than twenty (20) calendar days after the end of each month in the absence of unusual circumstances.

         2. Prepare, reconcile and deliver a Quarterly Administrative Report presenting both on a Participant and a total Plan basis all money classes, investment positions and a summary of all activity of the Participant and Plan as of the last business day of the quarter. The report will be delivered not later than twenty (20) calendar days after the end of each quarter in the absence of unusual circumstances.

         3. Provide such other reports as mutually agreed upon by the parties.


E)       Government reporting services, including

         1. Process year-end tax reports for Participants - Forms 1099-R, as well as financial reporting to assist in the preparation of Form 5500.


F)       Communication and education services, including

         1. Design, produce and distribute a customized comprehensive communications program for employees. The program may include multimedia informational materials, investment education and planning materials, access to Fidelity's homepage on the Internet and STAGES magazine. Additional fees for such services may apply as mutually agreed upon between Sponsor and Trustee.

         2. Provide Fidelity Portfolio Planner(SM) an internet-based educational service for Participants that generates target asset allocations and model portfolios customized to

                                          ---------


            investment options in the Plan based upon methodology provided by Strategic Advisers, Inc., an affiliate of the Trustee. The Sponsor acknowledges that it has received the ADV Part II for Strategic Advisers, Inc. more than 48 hours prior to executing the Trust agreement.


G)   Other services, including

     1. Non-Discrimination Testing: Perform non-discrimination limitation testing, as detailed in the PAM. In order to obtain this service, the Sponsor shall be required to provide the information identified in the Fidelity Discrimination Testing Package Guidelines.

     2. Plan Sponsor Webstation: The Fidelity Participant Recordkeeping System is available on-line to the Sponsor via the Plan Sponsor Webstation ("PSW"). PSW is a graphical, Windows-based application that provides current plan and Participant-level information, including indicative data, account balances, activity and history.

     3. Change of Address by Telephone: The Trustee shall allow terminated and retired Participants to make address changes via Fidelity's toll-free telephone service.

     4.     Other administrative services as detailed in the PAM.

                                  SCHEDULE "B"

                                      FEES
                                      ----

--------------------------------------------------------------------------------
Plan Set Up Fee                         One time fee of $36,500 payable in full
                                        by Sponsor upon project completion, but
                                        no later than 90 days following
                                        completion
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Annual Participant Fee:                 $25.00 per participant billed and
                                        automatically deducted by Trustee from
                                        participants' accounts quarterly. This
                                        fee will be imposed pro rata for each
                                        calendar quarter or any part thereof,
                                        that it remains necessary to keep a
                                        participant's account(s) as part of the
                                        Plan's records, e.g. vested, deferred,
                                        forfeiture and terminated Participants
                                        who must remain on file through calendar
                                        year-end for reporting purposes.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Enrollments by Phone:                   $5.00 per non-active employee residing
                                        on Fidelity's participant recordkeeping
                                        system; to be paid quarterly by Sponsor
                                        directly to Trustee.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Loan Fee:                               Establishment fee of $75.00 per loan
                                        account; to be automatically deducted
                                        quarterly by Trustee from participants'
                                        accounts.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
In-Service Withdrawals by Phone         $20.00 per withdrawal; to be
                                        automatically deducted quarterly by
                                        Trustee from participants' accounts.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Return of Excess Contribution Fee       $25.00 per participant per calculation
                                        and check generation; to be paid
                                        quarterly by Sponsor directly to
                                        Trustee.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Plan Sponsor Webstation (PSW)           Three User IDs provided free of charge.
                                        Additional IDs available upon request.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
QDRO Qualification                      $750.00 per order; to be paid quarterly
                                        by Sponsor directly to Trustee.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Minimum Required Distributions:         $25.00 per MRD participant per year; to
                                        be automatically deducted quarterly by
                                        Trustee from participants' accounts.
--------------------------------------------------------------------------------

                                          ---------

--------------------------------------------------------------------------------
Non-Fidelity Mutual Funds                     Clipper Fund:  .25% service fee*
                                              Sequoia Fund:  0% service fee**
                                              MAS Mid Cap Growth Fund
                                              (Administrative Class): .35%
                                              service fee
                                              PIMCO Total Return Fund
                                              (Administrative Class): .25%
                                              service fee
                                              Mutual Qualified (Z Class): 0%
                                              service fee

                                              All such fees shall be paid
                                              directly to Trustee by each
                                              Non-Fidelity Mutual Fund vendor.

                                              *To the extent Clipper has not
                                              agreed to this fee schedule, any
                                              resulting loss in service fees to
                                              Trustee shall be made up by a
                                              corresponding increase in the
                                              Trustee's fees.

                                              **To the extent Sequoia agrees to
                                              a fee schedule, any resulting
                                              increase in service fees to
                                              Trustee shall be offset by a
                                              corresponding reduction in the
                                              Trustee's fees.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Assets invested in Fidelity Managed Income    .25% service fee; to be deducted
Portfolio II                                  from the fund's overall
                                              performance.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Stock Administration Fee                      To the extent that assets are
                                              invested in the FMC Technologies
                                              Stock Fund and/or the FMC Stock
                                              Fund, .10% of such assets in each
                                              stock fund in the Trust payable by
                                              the Sponsor to the Trustee pro
                                              rata quarterly on the basis of
                                              such assets as of the calendar
                                              quarter's last valuation date, but
                                              no less than $10,000 and no
                                              greater than $115,000 in total for
                                              both stock funds.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Non-Discrimination Testing                    Sponsor has contracted with
                                              Trustee to perform
                                              non-discrimination testing and may
                                              continue to do so in the future.
                                              Fees for all such services will be
                                              at the then applicable rates, as
                                              agreed to by the Sponsor prior any
                                              tests being completed.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Other Fees                                    Separate charges for extraordinary
                                              expenses resulting from large
                                              numbers of simultaneous manual
                                              transactions; from errors not
                                              caused by Fidelity; reports not
                                              contemplated in this Agreement and
                                              extraordinary expenses resulting
                                              from Sponsor's corporate actions.
                                              The Administrator may provide the
                                              Trustee with written direction to
                                              deduct administrative fees from
                                              the Trust.

                                              All Communications will be fee for
                                              service, other than Stages and
                                              postage for literature fulfillment
                                              and quarterly statements.
--------------------------------------------------------------------------------

                                  Schedule "C"

                               INVESTMENT OPTIONS
                               ------------------


         In accordance with Section 5(b), the Named Fiduciary hereby directs the Trustee that Participants' individual accounts may be invested in the following investment options:

         .   Sequoia Fund

         .   Clipper Fund

         .   Mutual Qualified Fund (Class Z)

         .   MAS Mid Cap Growth Fund

         .   PIMCo Total Return Fund

         .   FMC Corporation Stock Fund (defined herein as "FMC Stock Fund")

         . FMC Technologies, Inc. Stock Fund (defined herein as "FMC Technologies Stock Fund") (available as an investment option as of the Spin-Off Date, and frozen to contributions and exchanges in after the Sponsor distributes its interest in FMC Technologies, Inc.)

         .   Fidelity Puritan Fund

         .   Fidelity Magellan Fund

         .   Fidelity Capital & Income Fund

         .   Fidelity Blue Chip Growth Fund

         .   Fidelity Diversified International Fund

         .   Fidelity Low Priced Stock Fund

         .   Fidelity Freedom Income Fund

         .   Fidelity Freedom 2000 Fund

         .   Fidelity Freedom 2010 Fund

         .   Fidelity Freedom 2020 Fund

         .   Fidelity Freedom 2030 Fund

         .   Fidelity Freedom 2040 Fund

         .   Fidelity Retirement Government Money Market Portfolio

         .   Fidelity U.S. Equity Commingled Pool

         .   MIP II Blend Fund

         The Named Fiduciary hereby directs that the investment option referred to in Section 5(c), Section 5(e)(vii)(B)(5) and Section 5(e)(xvii)(B)(5) shall be the Fidelity Retirement Government Money Market Portfolio.

                                  Schedule "D"

                       AUTHORIZED SIGNERS (ADMINISTRATOR)
                       ----------------------------------


                          [FMC Corporation Letterhead]

                               September 28, 2001


Kelli Birtwell
Fidelity Investments Institutional Operations Company, Inc.
300 Puritan Way - MM3H
Marlborough, MA 01752-3078


                   FMC Corporation Savings and Investment Plan
                   -------------------------------------------

Dear Ms. Birtwell:


         This letter is sent to you in accordance with Section 8(b) of the Trust Agreement, dated as of September 28, 2001, between FMC Corporation ("Sponsor") and Fidelity Management Trust Company. The Sponsor hereby designates W. Kim Foster, Kenneth R. Garrett and David J. Kostelansky as the individuals who may provide directions on behalf of the Administrator upon which Fidelity Management Trust Company shall be fully protected in relying. Only one such individual need provide any direction. The signature of each designated individual is set forth below and certified to be such.

         You may rely upon each designation and certification set forth in this letter until the Sponsor delivers to you written notice of the termination of authority of a designated individual.

                               Very truly yours,


                               /s/ Michael W. Murray
                               -------------------------------------------------
                               By: Member, FMC Technologies, Inc.  Employee
                               Welfare Benefits Plan Committee


/s/ W. Kim Foster
---------------------------
W. Kim Foster


/s/ Kenneth R. Garrett
----------------------------
Kenneth R. Garrett


/s/ David J. Kostelansky
----------------------------
David J. Kostelansky

                                  Schedule "E"

                      AUTHORIZED SIGNERS (NAMED FIDUCIARY)
                      ------------------------------------


                          [FMC Corporation Letterhead]

                               September 28, 2001

Kelli Birtwell
Fidelity Investments Institutional Operations Company, Inc.
300 Puritan Way - MM3H
Marlborough, MA 01752-3078


                   FMC Corporation Savings and Investment Plan
                   -------------------------------------------

Dear Ms. Birtwell:


         This letter is sent to you in accordance with Section 8(c) of the Trust Agreement, dated as of September 28, 2001, between FMC Corporation and Fidelity Management Trust Company. The Board of Directors of FMC Corporation has designated the FMC Corporation Employee Welfare Benefits Plan Committee ("Committee") as the Named Fiduciary upon which Fidelity Management Trust Company shall be fully protected in relying. For the period from May 1, 2001 through December 31, 2002, the Committee has authorized the FMC Technologies, Inc. Employee Welfare Benefits Plan Committee to act on its behalf. The current members of the FMC Technologies, Inc. Employee Welfare Benefits Plan Committee are Jeffrey W. Carr, Kenneth R. Garrett, Michael W. Murray and William H. Schumann III. At least two members of the Committee must provide any direction. The signature of each current member of the Committee is set forth below and certified to be such.

         You may rely upon each designation and certification set forth in this letter until FMC Corporation delivers to you written notice of the termination of authority of a designated individual.

                                    Very truly yours,


                                    /s/ Michael W. Murray
                                    --------------------------------------------
                                    By:  Member, FMC Technologies, Inc. Employee
                                    Welfare Benefits Plan Committee



/s/ Jeffrey W. Carr                          /s/ Michael W. Murray
---------------------------------            -----------------------------------
Jeffrey W. Carr                               Michael W. Murray


/s/ Kenneth R. Garrett                       /s/ William H. Schumann III
---------------------------------            -----------------------------------
Kenneth R. Garrett                            William H. Schumann III

                                  Schedule "F"

                          STATEMENT OF QUALIFIED STATUS
                          -----------------------------

                           FMC Corporation Letterhead

                               September 28, 2001


Kelli Birtwell
Fidelity Investments Institutional Operations Company, Inc.
300 Puritan Way - MM3H
Marlborough, MA 01752-3078

              FMC Corporation Savings and Investment Plan ("Plan")

Dear Ms. Birtwell:


     In accordance with your request, this letter confirms that the Plan is intended to be qualified under section 401(a) of the Internal Revenue Code of 1986 (including amendments made by the Employee Retirement Income Security Act of 1974) (the "Code").

     The Plan is an amendment and restatement of the FMC Corporation Savings and Investment Plan with the FMC Corporation Savings and Investment Plan for Bargaining Unit Employees being merged therein ("FMC Plans"). The most recent favorable determination letters as to the qualified status under section 401(a) of the Code of the FMC Plans are attached

                                   Sincerely,


                                   /s/ Andrea E. Utecht



                                   By:   Andrea E. Utecht
                                         Chief Legal Officer

                                  Schedule "G"

                          EXISTING INVESTMENT CONTRACTS
                          -----------------------------


In Accordance with Section 5(b) the Named Fiduciary states that the Trustee shall hold the following Existing Investment Contracts with investment discretion:

         --   Contract Issuer: CDC Financial Products
         --   Contract Number: BR391-01
         --   Maturity Date: 1-27-03


         --   Contract Issuer: Combined
         --   Contract Number: CG1077
         --   Maturity Date: 5-1-02



         --   Contract Issuer: Monumental Life
         --   Contract Number: ADA00577FR-00
         --   Maturity Date: 12-3-01



         --   Contract Issuer: Monumental Life
         --   Contract Number: BDA00725FR-00
         --   Maturity Date: 12-31-01

                                  Schedule "H"


                               EXCHANGE GUIDELINES
                               -------------------

The following exchange guidelines are currently employed by FIIOC.

Exchange hours, via a Fidelity participant service representative, are 8:30 a.m.
(ET) to 12:00 midnight (ET) on each Business Day. Exchanges via VRS and the internet (NetBenefits) may be made virtually 24 hours a day.

FIIOC reserves the right to change these exchange guidelines at its discretion.

Note: The NYSE's normal closing time is 4:00 p.m. (ET); in the event the NYSE alters its closing time, all references below to 4:00 p.m. (ET) shall mean the NYSE closing time as altered.

                                  Mutual Funds
                                  ------------

Exchanges Between Mutual Funds
------------------------------

Participants may call on any Business Day to exchange between the Mutual Funds. If the request is confirmed before 4:00 p.m. (ET), it will receive that day's trade date. Requests confirmed after 4:00 p.m. (ET) will be processed on a next Business Day basis.

                                MIP II Blend Fund
                                -----------------

I.       Exchanges Between Mutual Funds and the MIP II Blend Fund
         --------------------------------------------------------

         Participants who wish to exchange between a Mutual Fund and the MIP II Blend Fund may call on any Business Day. If the request is confirmed before 4:00 p.m. (ET), it will receive that day's trade date. Requests confirmed after 4:00 p.m. (ET) will be processed on a next Business Day basis.

II.      Exchange Restrictions
         ---------------------

         Participants will not be permitted to make direct transfers from the MIP II Blend Fund into a competing fund. Participants who wish to exchange from the MIP II Blend Fund into a competing fund must first exchange into a non-competing fund for a period of 90 days.

                                          ---------

                           FMC Technologies Stock Fund
                           ---------------------------

In accordance with Schedule "J" (Specified Hierarchy) for the FMC Technologies Stock Fund, the following rules will govern exchanges:

I.       Exchanges From Mutual Funds or the MIP II Blend Fund to the FMC
         ---------------------------------------------------------------
         Technologies Stock Fund
         -----------------------


         Exchanges into the FMC Technologies Stock Fund are prohibited.


II.      Exchanges From the FMC Technologies Stock Fund to Mutual Funds or the
         ---------------------------------------------------------------------
         MIP II Blend Fund
         -----------------


         For periods on or after the Spin-Off Date, participants may contact Fidelity on any day to exchange from the FMC Technologies Stock Fund into a Mutual Fund or the MIP II Blend Fund. If Fidelity receives the request before the close of the market (generally 4:00 p.m. ET) on any Business Day and Available Liquidity is sufficient to honor the trade after Specified Hierarchy rules are applied, it will receive that day's trade date. Requests received by Fidelity after the close of the market on any Business Day (or on any day other than a Business Day) will be processed on a next Business Day basis, subject to Available Liquidity for such day after application of Specified Hierarchy rules. If Available Liquidity on any day is insufficient to honor the trade after application of Specified Hierarchy rules, it will be suspended until Available Liquidity is sufficient, after application of Specified Hierarchy rules, to honor such trade, and it will receive the trade date and Closing Price of the date on which it was processed.

                                 FMC Stock Fund
                                 --------------

In accordance with Schedule "K" (Specified Hierarchy) for the FMC Stock Fund, the following rules will govern exchanges:

                                          ---------

I.   Exchanges From Mutual Funds or the MIP II Blend Fund to the FMC Stock Fund
     --------------------------------------------------------------------------

     Participants may contact Fidelity on any day to exchange from Mutual Funds or the MIP II Blend Fund into the FMC Stock Fund. If the request is confirmed before the close of the market (generally 4:00 p.m. ET) on a Business Day, it will receive that day's trade date. Requests confirmed after the close of the market on a business day (or on any day other than a business day) will be processed on a next Business Day Basis.

II.  Exchanges From the FMC Stock Fund to Mutual Funds or the MIP II Blend Fund
     --------------------------------------------------------------------------

     Participants may not exchange out of the FMC Stock Fund with respect to any matching employer contribution sources. With respect to all other sources, participants may contact Fidelity on any day to exchange from the FMC Stock Fund into a Mutual Fund or the MIP II Blend Fund. If Fidelity receives the request before the close of the market (generally 4:00 p.m. ET) on any Business Day and Available Liquidity is sufficient to honor the trade after Specified Hierarchy rules are applied, it will receive that day's trade date. Requests received by Fidelity after the close of the market on any Business Day (or on any day other than a Business Day) will be processed on a next Business Day basis, subject to Available Liquidity for such day after application of Specified Hierarchy rules. If Available Liquidity on any day is insufficient to honor the trade after application of Specified Hierarchy rules, it will be suspended until Available Liquidity is sufficient, after application of Specified Hierarchy rules, to honor such trade, and it will receive the trade date and Closing Price of the date on which it was processed.

                                  Schedule "I"

              OPERATIONAL GUIDELINES FOR NON-FIDELITY MUTUAL FUNDS
              ----------------------------------------------------


Pricing

By 7:00 p.m. Eastern Time ("ET") each Business Day, the Fund Vendor will input the following information into FPRS via the remote access price screen that FIIOC has provided to the Fund Vendor: (1) the net asset value for each Fund at the close of trading, (2) the change in each Fund's net asset value from the close of trading on the prior Business Day, and (3) in the case of an income fund or funds, the mil rate. FIIOC must receive such information each Business Day. If on any Business Day the Fund Vendor does not provide such information to FIIOC, FIIOC shall pend all associated transaction activity in the FPRS until the relevant Price Information is made available by Fund Vendor.

Trade Activity and Wire Transfers

By 7:00 a.m. ET each Business Day following Trade Date FIIOC will provide, via facsimile, to the Fund Vendor a consolidated report of net purchase or net redemption activity that occurred in each Fund up to 4:00 p.m. ET on the prior Business Day. The report will reflect the dollar amount of assets and shares to be invested or withdrawn for each Fund. FIIOC will transmit this report to the Fund Vendor each Business Day, regardless of processing activity. In the event that data contained in the 7:00 a.m. ET facsimile transmission represents estimated trade activity, FIIOC shall provide a final facsimile to the Fund Vendor by no later than 9:00 a.m. ET. Any resulting adjustments shall be processed by the Fund Vendor at the net asset value for the prior Business Day.

The Fund Vendor shall send via regular mail to FIIOC transaction confirms for all daily activity in each Fund. The Fund Vendor shall also send via regular mail to FIIOC, by no later than the fifth Business Day following calendar month close, a monthly statement for each Fund. FIIOC agrees to notify the Fund Vendor of any balance discrepancies within twenty (20) Business Days of receipt of the monthly statement.

For purposes of wire transfers, FIIOC shall transmit a daily wire for aggregate purchase activity and the Fund Vendor shall transmit a daily wire for aggregate redemption activity, in each case including all activity across all Funds occurring on the same day.

Prospectus Delivery

FIIOC shall be responsible for the timely delivery of Fund prospectuses and periodic Fund reports to Participants, and shall retain the services of a third-party vendor to handle such mailings. The Fund Vendor shall be responsible for all materials and production costs, and hereby agrees to provide Fund prospectuses and periodic Fund reports to the third-party vendor selected by FIIOC. The Fund Vendor shall bear the costs of mailing annual Fund reports to Participants. FIIOC shall bear the costs of mailing prospectuses to Participants.

                                          ---------


Proxies

The Fund Vendor shall be responsible for all costs associated with the production of proxy materials. FIIOC shall retain the services of a third-party vendor to handle proxy solicitation mailings and vote tabulation. Expenses associated with such services shall be billed directly to the Fund Vendor by the third-party vendor.

Participant Communications

The Fund Vendor shall provide internally-prepared fund descriptive information approved by the Funds' legal counsel for use by FIIOC in its written Participant communication materials. FIIOC shall utilize historical performance data obtained from third-party vendors (currently Morningstar, Inc., FACTSET Research Systems and Lipper Analytical Services) in telephone conversations with plan Participants and in quarterly Participant statements. The Sponsor hereby consents to FIIOC's use of such materials and acknowledges that FIIOC is not responsible for the accuracy of such third-party information. FIIOC shall seek the approval of the Fund Vendor prior to retaining any other third-party vendor to render such data or materials under this Agreement.

Compensation

FIIOC shall be entitled to fees as set forth in a separate agreement with the Fund Vendor.

                                  Schedule "J"

    SPECIFIED HIERARCHY - AVAILABLE LIQUIDITY PROCEDURES FOR FMC TECHNOLOGIES
    -------------------------------------------------------------------------
                                   STOCK FUND
                                   ----------


The following procedures shall govern sales of units in the FMC Technologies Stock Fund requested for a day on which Available Liquidity is insufficient:

1. Loans, withdrawals and distributions will be aggregated and placed first in the hierarchy. If Available Liquidity is sufficient for the aggregate of such transactions, all such loans, withdrawals and distributions will be honored. If Available Liquidity is not sufficient for the aggregate of such transactions, then such transactions will be suspended, and no transactions requiring the sale of FMC Technologies Stock Fund units shall be honored for that day.

2. If Available Liquidity has not been exhausted by the aggregate of loans, withdrawals and distributions, then all remaining transactions involving a sale of units in the FMC Technologies Stock Fund (exchanges out) shall be grouped on the basis of when such requests were received, in accordance with standard procedures maintained by the Trustee for such grouping as they may be amended from time to time. To the extent of Available Liquidity, groups of exchanges out of the FMC Technologies Stock Fund shall be honored, by group, on a FIFO basis. If Available Liquidity is insufficient to honor all exchanges out within a group, then none of the exchanges out in such group shall be honored, and no exchanges out in a later group shall be honored.

3. Transactions not honored on a particular day due to insufficient Available Liquidity shall be honored, using the hierarchy specified above, on the next business day on which there is Available Liquidity.

                                  Schedule "K"

     SPECIFIED HIERARCHY- AVAILABLE LIQUIDITY PROCEDURES FOR FMC STOCK FUND
     ----------------------------------------------------------------------

The following procedures shall govern sales of units in the FMC Stock Fund requested for a day on which Available Liquidity is insufficient:

1. Loans, withdrawals and distributions will be aggregated and placed first in the hierarchy. If Available Liquidity is sufficient for the aggregate of such transactions, all such loans, withdrawals and distributions will be honored. If Available Liquidity is not sufficient for the aggregate of such transactions, then such transactions will be suspended, and no transactions requiring the sale of FMC Stock Fund units shall be honored for that day.

2. If Available Liquidity has not been exhausted by the aggregate of loans, withdrawals and distributions, then all remaining transactions involving a sale of units in the FMC Stock Fund (exchanges out) shall be grouped on the basis of when such requests were received, in accordance with standard procedures maintained by the Trustee for such grouping as they may be amended from time to time. To the extent of Available Liquidity, groups of exchanges out of the FMC Stock Fund shall be honored, by group, on a FIFO basis. If Available Liquidity is insufficient to honor all exchanges out within a group, then none of the exchanges out in such group shall be honored, and no exchanges out in a later group shall be honored.

3. Transactions not honored on a particular day due to insufficient Available Liquidity shall be honored, using the hierarchy specified above, on the next business day on which there is Available Liquidity.

                                  Schedule "L"

                 INVESTMENT GUIDELINES FOR THE MIP II BLEND FUND
                 -----------------------------------------------


Set forth below are the objectives and guidelines to be followed by Trustee for the administration of the MIP II Blend Fund (the "Account") within the Plan established by the Sponsor.

I.  INVESTMENT OBJECTIVES

The primary objective is to seek the preservation of capital. The secondary objective is to attempt to provide over time a competitive level of income consistent with the preservation of capital.

II. PORTFOLIO GUIDELINES

The Account shall be invested in the following classes of assets.

    A. Universe
       --------

       1. Investment Contracts. Investment Contracts ("Contracts") are issued by insurance companies, banks or other financial-services institutions (the "Issuer(s)") and evidence debt obligations of the applicable Contract Issuer(s) to the Plan. Contracts are either collateralized by the general underlying assets, or certain specific underlying assets, of the Contract Issuer(s).

       All Contracts, at the time of purchase, shall be benefit-responsive, which means that they shall provide for benefit withdrawals and investment exchanges to be paid at full book-value (i.e., principal plus accrued interest). However, withdrawals prompted by an employer-initiated-event, such as withdrawals resulting from the sale of a division of the Sponsor, a corporate layoff or the addition of Plan investment options, for example, may be paid at the Contract's market-value, which may be more or less than book-value.

       The interest rate of a particular Contract may be either fixed or adjusted periodically according to an index or to reflect the performance of certain assets of the Contract Issuer. Maturity dates of Contracts may or may not be fixed. Contracts may include, but are not limited to, the following:

          .  Fixed-rate contracts
          .  Indexed-rate contracts
          .  Participating-rate contracts
          .  Structured contracts
          .  Separate-account contracts

                                          ---------


    2. Synthetic Investment Products. Synthetic investment contract products ("Synthetic Products") are comprised of both an investment component and a contractual component. The investment component consists of one or more securities or shares or units of a pooled portfolio of fixed-income securities ("Underlying Investment(s)").


    Underlying Investments may include, but are not limited to, the following:

      . Asset-backed securities
      . Mortgage-backed securities
      . Commercial mortgage-backed securities
      . Collateralized mortgage obligations
      . U.S. Treasuries
      . Securities issued or backed by U.S. government agencies, government-sponsored enterprises or similar U.S. government entities or instrumentalities
      . Securities issued by supranational organizations
      . Structured notes and similar arrangements
      . Corporate bonds
      . Private placements (including Rule 144a securities)
      . Units of commingled pools primarily invested in the above
      . Shares of mutual funds primarily invested in the above
      . Money market instruments

    This investment component is "wrapped" by one or more contracts ("Wrap Contract(s)") issued by insurance companies, banks or other financial-services institutions (the "Wrap Contract Issuers"). Wrap Contracts, at the time of purchase, shall be benefit-responsive, which means that they shall provide for benefit withdrawals and investment exchanges to be paid at the full book-value of the Underlying Investment(s) (i.e., principal plus accrued interest). In this manner, Wrap Contracts are designed to decrease the normal market fluctuations associated with the performance of the Underlying Investments. However, certain withdrawals, similar to those described above with respect to Contracts, may be paid at the market-value of the Underlying Investment(s) (which may be more or less than book-value).

    The interest rate of a particular Synthetic Product may be either fixed or adjusted periodically and is in either case tied to the performance of the Underlying Investment(s). The maturity date of a particular Synthetic Product may be a fixed date or an indeterminate date.

    3. Money Market Investments. Investments may be shares of mutual funds or units of commingled pools that are invested primarily in money-market instruments.

B. Credit and Diversification Limitations
   --------------------------------------

    1. At the time of purchase, Contract Issuers, Wrap Contract Issuers, and Underlying Investments must be deemed to be creditworthy by Trustee.

                                          ---------

    2. At the time of purchase, Contract Issuers and Underlying Investments must meet the then-current diversification requirements established by Trustee.

C. Investment Contract Disclosures
   -------------------------------

    Detailed investment contract disclosures are attached as Appendix A.

D. Special Limitations and Restrictions
   ------------------------------------

    Notwithstanding anything herein to the contrary, the following special limitations and restrictions shall apply:

    1. Prior to purchasing for the Plan any class of assets not contemplated by the then-existing Investment Guidelines, the Investment Manager shall provide, and the Sponsor shall review, the contractual terms and conditions to investments in said class of assets that may apply with respect to the determination at various times of (i) market value, (ii) book value and
    (iii) the consequences, if any, of termination prior to maturity. If such terms and conditions are deemed in the Sponsor's sole discretion to be acceptable, the Investment Guidelines shall be amended, upon the mutual written consent of the parties, to permit the Account to be invested in that class of assets.

    2. The parties hereby acknowledge and agree that these Investment Guidelines are not to be employed for the purpose of making new investments in additional Account assets, but rather for the primary purpose of restructuring the Account assets from time to time as may be deemed necessary or appropriate by the Trustee in the Trustee's sole discretion, it being expressly understood that as the Account assets mature, all available resulting proceeds will be directed to the Managed Income Portfolio II of the Fidelity Group Trust for Employee Benefit Plans ("MIP II"). Except as detailed below with respect to existing Contracts, the Trustee shall use its best efforts to complete the Account's transition to MIP II by January 2, 2002.

    With respect to the portion of the Account that is globally wrapped, the Trustee shall, if necessary, restructure the assets underlying such global wraps (the "Global Wrap Assets") and manage such Global Wrap Assets to an immunization date of January 2, 2002. As the Global Wrap Assets mature, any available proceeds will be directed to MIP II. Unless directed otherwise, upon the latter of (1) the date that the last Global Wrap Asset matures and
    (2) January 2, 2002, the Trustee shall terminate the global wraps and transfer all available proceeds to MIP II.

    The Trustee shall terminate the Contract designated CDC Financial Products, Inc. #BR391-01 and direct any available proceeds to MIP II no later than December 31, 2001. Notwithstanding anything herein to the contrary, unless directed otherwise the Trustee shall not terminate any other existing Contracts prior to their maturity dates. Such Contracts shall be allowed to mature naturally before any resulting proceeds are directed to MIP II.

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                            Schedule "L" (continued)
                                          ---------

     As used herein, the term "restructuring" may include, but is not limited to, asset substitutions, partial or total liquidations of particular assets and the purchase of one or more credit wraps. The parties further acknowledge and agree that any restructuring of assets may result in changes to the crediting rate (including reductions therein), maturity date or other contractual terms that were in place with respect to those assets prior to restructuring.

     3. The parties acknowledge and agree that these Investment Guidelines do not apply to, and shall be of no force and effect with respect to, the administration by Trustee of MIP II.

     4. The Sponsor hereby acknowledges and agrees that it has received from the Trustee a copy of the Group Trust and Declaration of Separate Fund for MIP II, and has read and understood the information contained therein.

     These Investment Guidelines are effective as of the date first executed below on behalf of the Trustee and supersede all prior written and oral agreements regarding investments of the Account. Any deviation from or amendment to these Investment Guidelines must be approved in writing by both the Trustee and Sponsor prior to implementation thereof.

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

                                   Appendix A

                         Investment Contract Disclosures
                         -------------------------------


I.  FUNDING COMMITMENTS

The terms of each investment contract are based upon the information in the bidding specifications given to potential bidders. Often detailed information about expected deposits and withdrawals is necessary to receive the best rate from an issuer on a given placement day.

Some investment contracts obligate the Plan to give a designated lump sum deposit to the issuer by a specific date. Other contracts require a Plan to direct all cash flow, including other contract maturities, to the issuer over a set period (the funding "window"). At the end of the window, the issuer expects a certain dollar amount to be received and may refuse to accept additional cash flow. In either case, the funding date may be several months following the commitment ("advance commitment" contracts).

If the Plan fails to fulfill its contractual funding obligations, there may be financial consequences for Plan participants. This is because the issuer conducts its financial affairs in reliance on receiving the deposits as promised. Consequently, issuers may include shortfall funding provisions in their contracts (particularly advance commitment contracts) in order to protect their financial position.

The responsibility for a funding shortfall will vary depending on the underlying cause. If participant activity (e.g. increased transfers out of the Account) causes the shortfall, issuers will generally either assume the risk or extend the funding date indefinitely. However, if a shortfall is caused by an employer-initiated event (e.g. an unexpected layoff, Plan termination, or a change in funding policy), the issuer will seek to be made whole under the terms of the contract. If the contract has not yet been funded, the issuer may seek reimbursement from the contract holder if the issuer incurs a financial loss.

As contract holder, Trustee intends to honor all funding commitments made on behalf of the Plan. In the event of a shortfall, however, Trustee would only assume responsibility to the extent that Trustee has been given funds by the Plan for deposit and subsequently fails to remit the funds to the issuer.

II. PLAN WITHDRAWALS AND INVESTMENT EXCHANGES

An investment contract generally imposes ongoing contractual commitments on the Plan to maintain the issuer's promise to pay the book value of the contract. If the sponsoring employer changes Plan rules in a manner which changes significantly the amount of "benefit-responsive" withdrawals from a contract, the issuer may be authorized to lower the interest rate or assess a monetary penalty. Alternatively, the issuer may refuse to pay withdrawals prompted by the plan change. Employer-initiated events such as a large scale layoff or a sale of part of the business may cause the same consequences. Early advance notice to Trustee of a coming Plan change or corporate event is critical to provide Trustee sufficient time to try to minimize any financial consequences to the Plan.

A request by the Plan contract holder (sponsoring employer or trustee) to withdraw funds prior to the contract maturity date may also result in the assessment of a market value adjustment on the amount withdrawn. Some contracts don't allow such pre-maturity withdrawals without issuer consent.

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Due to the potential financial consequences to Plan participants in these types of situations, funding and withdrawal decisions must be carefully weighed by Plan sponsors, managers and trustees.

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